As filed with the Securities and Exchange Commission on January 30, 2004.

                                                        Registration No. 33-6418
                                                      1940 Act File No. 811-4946

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |_|
                         Pre-Effective Amendment No.               |_|
                       Post-Effective Amendment No. 22             |X|
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940              |_|
                              Amendment No. 24                     |X|
                        (Check Appropriate box or boxes)


                           Thompson Plumb Funds, Inc.
               (Exact Name of Registrant as Specified in Charter)

         1200 JOHN Q. HAMMONS DRIVE
                FIFTH FLOOR
            MADISON, WISCONSIN                                  53717
(Address of Principal Executive Offices)                     (Zip Code)

       Registrant's Telephone Number, including Area Code: (608) 831-1300

                                 Thomas G. Plumb
                           1200 John Q. Hammons Drive
                                   Fifth Floor
                            Madison, Wisconsin 53717
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Charles M. Weber, Esq.
                               Quarles & Brady LLP
                            411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

It is proposed that this filing will become effective (check appropriate box):

                  |_| immediately upon filing pursuant to paragraph (b) |_| on April 1, 2003 pursuant to paragraph (b)
                  |_| 60 days after filing pursuant to paragraph (a)(1) |X| on April 1, 2004 pursuant to paragraph (a)(1)
                  |_| 75 days after filing pursuant to paragraph (a)(2) |_| on (date) pursuant to paragraph (a)(2) of Rule 485

                  If appropriate, check the following box:

                  |_| this post-effective amendment designates a new effective
                      date for a previously filed post-effective amendment

                           THOMPSON PLUMB FUNDS, INC.
                                 1-800-999-0887
                              www.thompsonplumb.com

                                   PROSPECTUS
                                  APRIL 1, 2004

      THOMPSON PLUMB FUNDS, INC. offers the following no-load mutual funds:

                           Thompson Plumb Growth Fund

                           Thompson Plumb Select Fund

                          Thompson Plumb Blue Chip Fund

                            Thompson Plumb Bond Fund

The Thompson Plumb Growth and Bond Funds are managed by Thompson Investment Management, LLC, and the Thompson Plumb Select and Blue Chip Funds are managed by Wisconsin Capital Management, Inc. (formerly known as Thompson, Plumb & Associates, Inc.)




















     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR
         COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

RISK/RETURN SUMMARY...........................................................3
         Thompson Plumb Growth Fund...........................................3
         Thompson Plumb Select Fund...........................................5
         Thompson Plumb Blue Chip Fund........................................7
         Thompson Plumb Bond Fund.............................................9

FEES AND EXPENSES............................................................12

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS..................................13
         Growth Fund.........................................................13
         Select Fund.........................................................14
         Blue Chip Fund......................................................14
         Bond Fund...........................................................15
         Risks...............................................................16
         Other Strategies....................................................18

MANAGEMENT...................................................................20
         Investment Advisors.................................................20
         Portfolio Managers..................................................20

HOW TO BUY SHARES............................................................22
         General.............................................................23
         Purchase Procedures.................................................23
         Exchange of Fund Shares.............................................26
         Availability of Money Market Fund...................................27

HOW TO SELL SHARES...........................................................27
         General.............................................................28
         Redemption Procedures...............................................27
         Receiving Redemption Proceeds.......................................28
         Other Redemption Information........................................29

OTHER INFORMATION............................................................30
         Determination of Net Asset Value....................................30
         Authorized Broker-Dealers...........................................30
         Dividends and Distributions.........................................31
         Taxes...............................................................31
         Retirement Accounts and Plans.......................................31
         Privacy Policy......................................................32
         Disclosure of Information About Fund Holdings.......................33
         Delivery of Documents to Shareholders...............................33
         Website.............................................................33

FINANCIAL HIGHLIGHTS.........................................................33

                               RISK/RETURN SUMMARY

THOMPSON PLUMB GROWTH FUND

         Investment Objective. The Growth Fund seeks a high level of long-term capital appreciation.

         Principal Strategies. The Growth Fund invests primarily in a diversified portfolio of common stocks. Although current income is not its primary objective, the Growth Fund anticipates that capital growth is accompanied by growth through dividend income.

         We invest in common stocks that possess most of the following characteristics:

         o        Leading market positions
         o High barriers to entry and other competitive or technological advantages
         o        High returns on equity and assets
         o        Good growth prospects
         o        Strong management
         o        Relatively low debt burdens

         To achieve a better risk-adjusted return on its equity investments, the Growth Fund invests in many types of stocks, including a blend of large company stocks, small company stocks, growth stocks and value stocks. We believe that holding a diverse group of stocks will provide competitive returns under different market environments, as opposed to more narrow investment styles. Our flexible approach to equity investing enables us to adapt to changing market trends and conditions and to invest wherever we believe opportunity exists.

         Risks. An investment in the Growth Fund is subject to risks, including the possibility that its share price and total return may decline as a result of a decline in the value of its portfolio of common stocks. As a result, loss of money is a risk of investing in the Growth Fund. The common stocks in which the Growth Fund invests fluctuate in value due to changes in the securities markets, general economic conditions and factors that particularly affect the issuers of these stocks and their industries. From time to time we may prefer a certain investment style such as a growth style or value style that may underperform and/or be more volatile than other investment styles or the stock markets generally during these periods. In addition, our selection of securities for the Growth Fund may not perform as well as we expected when we bought them or as well as the securities markets generally. In addition, we may buy common stocks of companies with small market capitalizations which involve more risk than investments in larger companies because their shares may be subject to greater price fluctuation, and may have less market liquidity.

         The Growth Fund is suitable if you are looking for capital appreciation by investing in a diverse group of stocks, and have a long-term perspective.

         Past Performance. The bar chart and table below provide some indication of the risks of investing in the Growth Fund by showing how the Fund's total returns before taxes have varied from year to year and how the Fund's average annual total returns (both before and after taxes) compare to a broader measure of market performance. As with all mutual funds, past performance (before and after taxes) is not an indication of the future.

                                   GROWTH FUND
                           YEAR-BY-YEAR TOTAL RETURNS

                                   [BAR CHART]

 0.43%  30.49%  33.05%  32.37%  18.41%  6.45%  25.68%  19.13%  -20.42%  31.36%
--------------------------------------------------------------------------------
 1994   1995    1996    1997    1998    1999   2000    2001     2002    2003

         The Fund's highest/lowest quarterly results during this period were:

                  Highest:  25.00%  (quarter ended 12/31/98)
                  Lowest:  -18.94%  (quarter ended 9/30/02)

                                   GROWTH FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                                   1 YEAR              5 YEARS          10 YEARS
                                                                   ------              -------          --------
Return Before Taxes                                                31.86%               10.83%            16.41%
Return After Taxes on Distributions                                31.80%                8.79%            14.10%
Return After Taxes on Distributions and Sale of Fund Shares        20.79%                8.32%            13.38%
----------------------------------------------------------------------------------------------------------------
S&P 500 Index(1)                                                   28.69%               -0.57%            11.07%
(reflects no deduction for fees, expenses, or taxes)

------------------------
(1) The S&P 500 Index is an unmanaged index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used benchmark of U.S. equity performance.

         After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

THOMPSON PLUMB SELECT FUND

         Investment Objective. The Select Fund seeks a high level of long-term capital appreciation.

         Principal Strategies. The Select Fund invests in a select portfolio of companies that we believe are undervalued and have the potential for growth. We invest primarily in common stocks. Under normal circumstances, the Fund will maintain positions in about 20 to 40 companies.

         In selecting investments for the Select Fund, we analyze both the quality of the company and its business and the company's market valuation relative to its intrinsic business value. The Select Fund typically invests in average or higher quality businesses when their shares are trading at significant discounts to our estimates of intrinsic values.

         We believe higher quality businesses possess most of the following characteristics:

         o        Good growth prospects
         o        Leading market positions
         o        Consistent operating history
         o        Capable management
         o High barriers to entry and other competitive or technological advantages
         o        Attractive returns on equity and assets
         o        Relatively low debt burdens

         The intrinsic value of a business is the present value of the cash that can be taken out of it in the future. We estimate a company's intrinsic value through the use of proprietary models based on discounted free cash flow methodologies and "cross-checked" with historical absolute and relative valuation measures.

         The Select Fund may invest in companies of any market capitalization range, but given our investment criteria, the Select Fund may occasionally gravitate toward companies in certain size ranges that are then generally regarded as undervalued.

         We sell positions in companies when their market valuations rise significantly above our estimates of intrinsic business values, long-term economic fundamentals significantly deteriorate, or better opportunities are presented in the marketplace.

         Risks. An investment in the Select Fund is subject to risks, including the possibility that its share price and total return may decline as a result of a decline in the value of its portfolio of common stocks. As a result, loss of money is a risk of investing in the Select Fund. The common stocks in which the Select Fund invests fluctuate in value due to changes in the securities markets, general economic conditions, and factors that particularly affect the issuers of these stocks and their industries. Our value investment style for the Select Fund may underperform the growth style of investing and the stock markets generally during periods that favor faster growing companies and "momentum" stocks. In addition, our selection of securities for the Select Fund may not perform as well as we expected when we bought them or as well as the securities markets generally.

         The Select Fund may invest a significant portion of its assets from time to time in relatively few companies or industries. The Select Fund is not "diversified" within the meaning of the Investment Company Act of 1940. A "diversified" fund is one that, with respect to 75% of its total assets, does not invest more than 5% of its total assets in a single company and does not own more than 10% of the outstanding voting securities of any single company. To the extent the Select Fund invests in a small number of companies or industries, the Fund will be subject to the risk that events or developments affecting an individual company or industry will significantly affect the Fund's overall performance. The Select Fund may not invest more than 25% of its net assets in securities of companies within a single industry.

         The Select Fund is suitable if you are looking for capital appreciation by investing in a select group of higher quality companies whose stocks are undervalued, have a long-term perspective, and can accept more volatility than that of larger, more diversified funds.

         Past Performance. The bar chart and table below provide some indication of the risks of investing in the Select Fund by showing how the Fund's total returns before taxes have varied from year to year and how the Fund's average annual total returns (both before and after taxes) compare to a broader measure of market performance. No performance information for full calendar years prior to 2002 is available because the Fund commenced operations in December 2001. As with all mutual funds, past performance (before and after taxes) is not an indication of the future.

                                   SELECT FUND
                           YEAR-BY-YEAR TOTAL RETURNS

                                   [BAR CHART]

-19.41%    37.32%
-------------------
 2002      2003

         The Fund's highest/lowest quarterly results during this period were:

                  Highest:  23.02%  (quarter ended 12/31/02)
                  Lowest:  -20.04%  (quarter ended 6/30/02)

                                   SELECT FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                                                           LIFE OF FUND
                                                                       1 YEAR                (12/3/01)
Return Before Taxes                                                    37.32%                  6.90%
Return After Taxes on Distributions                                    37.19%                  6.72%
Return After Taxes on Distributions and Sale of Fund Shares            24.42%                  5.81%
-------------------------------------------------------------------------------------------------------
S&P 500 Index(1)                                                       28.69%                  0.54%
(reflects no deduction for fees, expenses, or taxes)

------------------------

(1) The S&P 500 Index is an unmanaged index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used benchmark for U.S. equity performance.

         After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                  THOMPSON PLUMB BLUE CHIP FUND

         Investment Objective. The Blue Chip Fund seeks long-term growth of capital and income.

         Principal Strategies. The Blue Chip Fund normally invests at least 80% of its total assets in a diversified portfolio of common stocks that we consider to be "blue chip." Blue chip companies are well-established companies with market capitalizations of at least $1 billion if the company's stock is included in the S&P 500 Index or the Dow Jones Industrial Average, or $2 billion if not so included.

         The Blue Chip Fund normally invests 10%-20% of the Fund's total assets in income-producing securities. These income-producing securities consist primarily of dividend-paying blue chip and other common stocks, preferred stocks and securities that are convertible into common stocks. While the Blue Chip Fund may invest in debt securities, we emphasize equity oriented, income-producing securities.

         Our security selection for the Blue Chip Fund begins with an analysis of a company's intrinsic value. Intrinsic value is the price that a knowledgeable businessman would be willing to pay for an entire company given its financial characteristics, management, industry position and growth potential. Then, we compare the company's market valuation relative to its intrinsic business value.

         When choosing securities, the Blue Chip Fund generally invests in higher quality companies that are trading at significant discounts to our estimates of their intrinsic value (the present value of the cash that can be taken out of a company in the future). We believe this process provides the Fund with the best return opportunity while reducing the Fund's overall risk.

         The types of companies in which the Blue Chip Fund primarily invests typically have the following characteristics:

         o        Leading market positions
         o High barriers to entry and other competitive or technological advantages
         o        High returns on equity and invested capital
         o        Consistent operating history
         o        Capable management
         o        Solid balance sheets
         o        Good growth prospects

         Our goal is to produce a competitive after-tax investment return by holding quality securities for the long term. The Fund's focus on high-quality securities and longer term goals is designed to give the Fund greater tax-efficiency. The Blue Chip Fund anticipates that capital growth will be accompanied by dividend income and growth of dividend income over time.

         We sell positions in companies when their market valuations rise significantly above our estimates of intrinsic business values, long-term economic fundamentals significantly deteriorate, or better opportunities are presented in the marketplace.

         Risks. An investment in the Blue Chip Fund is subject to risks, including the possibility that its share price and total return may decline as a result of a decline in the value of its portfolio of common stocks. As a result, loss of money is a risk of investing in the Blue Chip Fund. The common stocks in which the Fund invests fluctuate in value due to changes in the securities markets, general economic conditions, and factors that particularly affect the issuers of these stocks and their industries. From time to time we may prefer a certain investment style such as a growth style or value style that may underperform and/or be more volatile than other investment styles or the stock market generally during these periods. In addition, our selection of securities for the Blue Chip Fund may also not perform as well as we expected when we bought them or as well as the securities markets generally. The income-producing securities in which the Blue Chip Fund invests are affected by changes in interest rates and the investment and credit quality of the securities.

         The Blue Chip Fund is suitable if you are looking for capital growth accompanied by income from blue chip securities and have a longer term perspective.

         Past Performance. The bar chart below shows the Blue Chip Fund's total return before taxes for 2003. The table below provides some indication of the risks of investing in the Blue Chip Fund by showing how the Fund's average annual total returns (both before and after taxes) compare to a broader measure of market performance. No annual performance information for full calendar years prior to 2003 is available because the Fund commenced operations in August 2002. As with all mutual funds, past performance (before and after taxes) is not an indication of the future.

                                 BLUE CHIP FUND
                           YEAR-BY-YEAR TOTAL RETURNS

                                   [BAR CHART]

29.68%
--------
2003

         The Fund's highest/lowest quarterly results during this period were:

                  Highest: 24.86%  (quarter ended 6/30/03)
                  Lowest:   8.35%  (quarter ended 3/31/03)

                                 BLUE CHIP FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                                                           LIFE OF FUND
                                                                       1 YEAR                (8/1/02)
Return Before Taxes                                                    29.68%                 17.86%
Return After Taxes on Distributions                                    29.59%                 17.70%
Return After Taxes on Distributions and Sale of Fund Shares            19.41%                 15.18%
-------------------------------------------------------------------------------------------------------
S&P 500 Index(1)                                                       28.69%                 17.19%
(reflects no deduction for fees, expenses, or taxes)

------------------------

(1) The S&P 500 Index is an unmanaged index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used benchmark for U.S. equity performance.

         After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

         THOMPSON PLUMB BOND FUND

         Investment Objective. The Bond Fund seeks a high level of current income while preserving capital.

         Principal Strategies. The Bond Fund normally invests at least 80% of its total assets in a diversified portfolio of bonds, including corporate bonds, short-term debt instruments, mortgage-related securities, U.S. Treasury securities and other debt securities issued or guaranteed by the U.S. Government (including its agencies and instrumentalities). The dollar-weighted average portfolio maturity of the Bond Fund will normally not exceed 10 years. We do not purchase securities with a view to rapid turnover. The Bond Fund invests primarily in investment-grade debt securities (i.e., those rated in the four highest rating categories by S&P or Moody's), but may invest up to 10% of its total assets in bonds rated below investment grade.

         Risks. The share price, total return and yield of the Bond Fund will fluctuate depending on changes in the market value and yields of the bonds in the Fund's portfolio. As a result, loss of money is a risk of investing in the Bond Fund. The value of bonds is affected primarily by changes in interest rates, average maturities and the investment and credit quality of the securities. A bond's market value increases or decreases in order to adjust its yield to current interest rate levels. A bond's yield reflects the bond's fixed annual interest as a percentage of its current price. Therefore, bond prices generally move in the opposite direction of interest rates and movements in interest rates typically have a greater effect on prices of longer term bonds than on those with shorter maturities. Changes in prevailing interest rates will also affect the yield on shares of the Bond Fund. Interest rate fluctuations, however, will not affect the income received by the Bond Fund from its existing portfolio of fixed income securities (other than from variable rate securities).

         Our selection of securities for the Bond Fund may not perform as well as we expected when we bought them or as well as the bond markets generally.

         The Bond Fund is suitable if you are looking for current income through investment-grade debt securities.

         Past Performance. The bar chart and table below provide some indication of the risks of investing in the Bond Fund by showing how the Fund's total returns before taxes have varied from year to year and how the Fund's average annual total returns (both before and after taxes) compare to a broader measure of market performance. As with all mutual funds, past performance (before and after taxes) is not an indication of the future.

                                    BOND FUND
                           YEAR-BY-YEAR TOTAL RETURNS

                                   [BAR CHART]

   -2.67%  14.47%  1.83%  7.42%  8.71%  -2.82%  8.27%  10.14%  1.87%  13.61%
--------------------------------------------------------------------------------
    1994   1995    1996   1997   1998    1999   2000   2001    2002   2003

         The Fund's highest/lowest quarterly results during this period were:

                  Highest:  6.59%   (quarter ended 6/30/03)
                  Lowest:  -2.47%   (quarter ended 3/31/94)

                                    BOND FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                       1 YEAR          5 YEARS          10 YEARS
                                                       ------          -------          --------
Return Before Taxes                                    13.61%            6.05%             5.92%
Return After Taxes on Distributions                    11.54%            3.77%             3.70%
Return After Taxes on Distributions and Sale
of Fund Shares                                          8.79%            3.72%             3.65%
------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Govt./Credit Index(1)
(reflects no deductions for fees, expenses or
taxes)                                                  4.31%            6.65%             6.63%

----------------------------
(1) The Lehman Brothers Intermediate Government/Credit Index is an index of all investment grade bonds with maturities of more than one year and less than 10 years.

         After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

         The Bond Fund's annualized yield for the 30 days ended December 31, 2003 was 2.81%. For current yield information, please call 1-800-999-0887.

                                FEES AND EXPENSES

         This summary describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT). Because the Funds are no-load funds, you pay no fee or sales charges when you buy, sell or exchange shares. However, you will be charged a fee (currently $15.00) when you have redemption proceeds paid to you by wire transfer. Accounts in a Fund with a balance of less than $2,000 are subject to a $15.00 annual fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                            GROWTH     SELECT         BLUE CHIP       BOND
                                                             FUND       FUND            FUND          FUND
                                                             ----       ----            ----          ----
Management Fees                                              0.91%         1.00%           1.00%         0.65%

Distribution (12b-1) Fees                                    None          None            None          None

Other Expenses                                               0.20%         0.70%           1.18%         0.40%
                                                            -----         -----           -----         -----
Total Annual Fund Operating Expenses                         1.11%         1.70%           2.18%         1.05%

Less:  Fee Waiver and/or Expense                            (0.00)%       (0.40)%(1)      (0.98)%(1)    (0.25)%(1)
                                                            -----         -----           -----         -----
Reimbursement

Net Expenses                                                 1.11%         1.30%           1.20%         0.80%

------------------------
(1) The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the Select, Blue Chip and Bond Funds from April 1, 2004 through March 31, 2005 so that the operating expenses of the Funds do not exceed the following percentages of their respective average daily net assets: Select Fund - 1.30%, Blue Chip Fund - 1.20% and Bond Fund - 0.80%.

Example:

         This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem (or sell) all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The assumed return does not represent actual or future performance and your actual costs may be higher or lower. However, based on these assumptions, your costs would be:

                     1 YEAR    3 YEARS     5 YEARS     10 YEARS
                   --------   --------    --------     --------
Growth Fund        $    113   $    353    $    612     $  1,352
Select Fund        $    132   $    497    $    885     $  1,975
Blue Chip Fund     $    122   $    588    $  1,080     $  2,437
Bond Fund          $     82   $    309    $    555     $  1,260


                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

GROWTH FUND

         Objective and Principal Strategies. The Growth Fund seeks a high level of long-term capital appreciation. We generally seek to identify investment opportunities in equity securities of companies which we believe have above-average potential for earnings and dividend growth.

         We may invest some (but less than one-third) of the Growth Fund's assets in stocks of smaller companies whose market capitalizations are less than $1 billion.

         In addition to common stocks, the Growth Fund may invest in convertible preferred and convertible fixed income securities and other corporate debt securities. We generally limit the Growth Fund's purchase of these securities to those which are investment grade, that is, rated in one of the four highest rating categories by S&P or Moody's, but may invest up to 5% of our assets in fixed-income securities which are rated below investment grade. The Growth Fund may also invest in income producing short-term debt instruments as a reserve for future purchases of securities.

         Risks. The share price and total return of the Growth Fund will increase or decrease depending on changes in the value of the common stocks in its portfolio. See "Risks" below.

SELECT FUND

         Objective and Principal Strategies. The Select Fund seeks a high level of long-term capital appreciation. The Select Fund invests in a select portfolio of companies we believe are undervalued and have growth potential. We consider both the quality of the company and its market valuation relative to its intrinsic business value. Our investment style of selecting quality, under-valued companies also may serve to control downside risk. We normally maintain a portfolio of common stocks of approximately 20 to 40 companies, which we believe will generate the highest returns of all the companies we consider. We believe that a careful selection of a limited number of companies offers the potential for superior performance over larger, more generalized portfolios. Some of the stocks in which the Select Fund invests may be those of smaller companies whose market capitalizations are less than $1 billion. Although current income is not the Select Fund's primary objective, we anticipate that capital appreciation is accompanied by growth through dividend income. The Select Fund may also invest in securities convertible into common stocks, including convertible preferred stocks and convertible bonds.

         Although the Select Fund strives to invest substantially all of its assets in common stocks and convertible securities of companies that are undervalued and have growth potential, the Select Fund is selective in making investments, and it will not always be substantially invested in companies that meet our criteria. Accordingly, the Fund may also invest in other securities, including fixed-income securities such as preferred stocks, bonds and short-term debt instruments. The Select Fund may invest up to 5% of its total assets in fixed income securities rated below investment grade.

         Risks. The share price and total return of the Select Fund will increase or decrease depending on changes in the value of the common stocks in its portfolio. See "Risks" below.

BLUE CHIP FUND

         Objective and Principal Strategies. The Blue Chip Fund seeks long-term growth of capital and income. The Blue Chip Fund invests primarily in a diversified portfolio of blue chip stocks. We consider a "blue chip" company to be well-established and to have a market capitalization of at least $1 billion if the company's stock is included in the S&P 500 Index or the Dow Jones Industrial Average, or $2 billion if not so included. The Fund may also invest in the stock of medium and smaller companies that we believe to be undervalued relative to the intrinsic value of such companies.

         The Blue Chip Fund ordinarily invests 10%-20% of its total assets in income-producing securities, consisting primarily of dividend-paying blue chip and other common stocks, preferred stocks and securities convertible into common stocks. While the Fund may invest in corporate and other debt securities (including up to 5% of its assets in debt securities rated below investment grade), we emphasize equity-oriented, income-producing securities.

         The Fund anticipates that capital growth will be accompanied by dividend income and growth of dividend income over time. Our goal is to produce a competitive after-tax investment return by holding quality securities for the long term.

         Risks. The share price and total return of the Blue Chip Fund will increase or decrease depending on changes in the value of common stocks in its portfolio, and, to a lesser extent, changes in the value of debt securities. See "Risks" below.

BOND FUND

         Objective and Principal Strategies. The Bond Fund seeks a higher level of current income, while at the same time preserving investment capital. The Bond Fund invests primarily in a diversified portfolio of investment-grade bonds. Such securities include the following types:

         o Debt securities of domestic issuers, and of foreign issuers payable in U.S. dollars (corporate debt securities) rated at the time of purchase within the four highest categories by either S&P or Moody's;

         o Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, such as GNMA certificates;

         o Mortgage-related securities issued or guaranteed by private issuers and guarantors rated at the time of purchase within the four highest categories by S&P or Moody's;

         o Commercial paper rated within the two highest categories for commercial paper or short-term debt securities by either S&P or Moody's at the time of purchase;

         o Obligations of banks and thrifts whose deposits are insured by the FDIC;

         o Short-term corporate obligations, including variable rate demand notes if the issuer has commercial paper or short-term debt securities rated within the two highest categories by either S&P or Moody's at the time of purchase.

         Notwithstanding the foregoing, the Bond Fund may invest up to 10% of its total assets in debt securities (including convertible securities) that are rated below investment grade, i.e., below "BBB" by S&P or "Baa" by Moody's. Such securities are considered speculative with regard to the issuer's capacity to pay interest and repay principal.

         Although there are no restrictions on the maturity of securities in which the Bond Fund may invest, it is anticipated that during normal market conditions, the dollar-weighted average portfolio maturity of the Fund will not exceed 10 years. In calculating average maturity, the stated final maturity date of a security is used, unless it is probable that the issuer will shorten the maturity, in which case the date on which it is probable that the issuer will call, refund or redeem the security is used. We actively manage the portfolio maturity of the debt securities in the Fund's portfolio, consistent with its investment objective, according to our assessment of the interest rate outlook. During periods of rising interest rates, we will likely attempt to shorten the average maturity of the portfolio to cushion the effect of falling bond prices on the Fund's share price. When interest rates are falling and bond prices are increasing, on the other hand, we will likely seek to lengthen the average maturity.

         Risks. The share price, yield and total return of the Bond Fund will increase or decrease depending on changes in the value of, and interest rates and yield on, the fixed income securities in the Bond Fund's portfolio. See "Risks" below.

RISKS

         Common Stocks. The GROWTH, SELECT and BLUE CHIP FUNDS invest in common stocks. Common stocks fluctuate in value for various reasons, including changes in the equities markets, general economic or political changes, interest rate changes and factors particularly affecting the issues of stocks and their industries. In addition, we may invest some of the Growth, Select and Blue Chip Funds' assets in stocks of companies with small market capitalizations (under $1 billion) and which may be traded only in the over-the-counter market. Stocks of smaller companies are subject to greater price volatility than stocks of large companies and may have less market liquidity.

         Investment Style. The FUNDS are subject to "style" risk, which is the risk that their respective investment styles may perform differently from funds with other investment styles or the equities markets generally from time to time due to market and economic conditions as well as issuer and industry developments.

         The GROWTH and BLUE CHIP FUNDS have a blended investment style, which we generally characterize as "growth at a reasonable price." However, these Funds may prefer a certain investment style and look for growth stocks or value stocks when warranted by market conditions and other factors. Growth stocks are those of companies perceived to have good growth prospects and are often characterized by increasing revenues or earnings. They typically have higher price/earning ratios and as a result tend to be sensitive to changes in their earnings and corporate developments and are more volatile than other types of stocks. Value stocks are those of companies whose stock prices are believed to be undervalued relative to their true value. They are often overlooked or out-of-favor with investors. To the extent the GROWTH or BLUE CHIP FUND emphasizes growth stocks (or value stocks) during a particular period, it may be subject to the risk that such stocks will underperform and/or be more volatile than the market or other types of securities.

         The SELECT FUND is subject to the risk that its holdings of value stocks may sometimes underperform growth stocks or the equity markets generally, especially when investors favor fast-growing companies and "momentum" stocks. Similarly, the Select Fund's holdings may underperform value stocks generally.

         Stock Selection. The GROWTH, SELECT and BLUE CHIP FUNDS are each subject to manager or stock selection risk, which is the risk that a portfolio manager's decision to acquire stocks of particular companies may prove to be unwise because of factors that were not adequately anticipated by the portfolio manager when making the investment. This risk is exacerbated when an investment is significant relative to a Fund's total assets.

         Select Portfolio; Diversification. The SELECT FUND maintains a smaller portfolio of stocks than most stock mutual funds. The SELECT FUND is not "diversified" within the meaning of the Investment Company Act of 1940. Although the Select Fund will not own more than 10% of the outstanding voting securities of any company at time of purchase, it may invest more than 5% of its total assets in any one company. The Select Fund's share price and total return may be more volatile than those of other stock funds because its portfolio is relatively limited. Moreover, when the Select Fund invests a significant portion of its assets in any one company, its performance may be dependent on matters particularly affecting that company and a decline in that company's stock price may adversely affect the Fund's share price.

         Industry Focus. From time to time, the SELECT FUND may invest a significant portion (but not more than 25%) of its assets in companies within a single industry or group of related industries. If the Select Fund has significant investments in a single industry or related industries, the Select Fund will be vulnerable to events, developments or conditions affecting those industries.

         Fixed Income Securities. EACH FUND may invest in bonds and other fixed-income securities, including convertible securities. The total return realized by a Fund on the fixed income portion of its portfolio consists of the change in the value of the fixed income securities held by the Fund and the income generated by those securities. The value of fixed income securities is affected primarily by changes in interest rates, average maturities, the securities' investment quality and the creditworthiness of the issuer.

         A bond's yield reflects the fixed annual interest as a percentage of its current price. The price (the bond's market value) will increase or decrease in order to adjust the bond's yield to current interest rate levels. Therefore, bond prices generally move in the opposite direction of interest rates. As a result, interest rate fluctuations will affect the net asset value of a Fund that invests in bonds, but will not affect the interest income received by the Fund from its existing portfolio of fixed income securities. However, changes in prevailing interest rates will affect the yield on shares subsequently issued by the Fund. Movements in interest rates also typically have a greater effect on the prices of longer term bonds than on those with shorter maturities.

         The fixed-income securities in which the Funds invest are generally investment grade, meaning that they are rated in one of the four highest rating categories by S&P's or Moody's. However, each of the GROWTH, SELECT and BLUE CHIP FUNDS may invest up to 5% of its total assets in fixed-income securities rated below investment grade, and the BOND FUND may invest up to 10% of its assets in fixed income securities rated below investment grade. Non-investment grade securities, commonly referred to as "high-yield/high-risk" or "junk" bonds, are considered speculative with regard to the issuer's capacity to pay interest and repay principal. They are subject to special risks, including possible issuer default or bankruptcy, lack of liquidity and sensitivity to adverse economic events or developments specific to the issuer.

         Securities issued by the U.S. Government, its agencies or instrumentalities may vary in terms of the degree of support afforded by the Government. Some of such securities may be supported by the full faith and credit of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds and GNMA certificates. Some agency securities are supported by the agency's right to borrow from the U.S. Treasury under certain circumstances, such as those issued by the Federal Home Loan Banks, Tennessee Valley Authority or Federal Farm Credit Bank. Still others are supported only by the discretionary authority to purchase the agency's obligations, such as those issued by the Federal National Mortgage Association, or by the credit of the agency that issued them, such as those issued by the Student Loan Marketing Association. Because there is no guarantee that the U.S. Government will provide support to such agencies, such securities may involve risk of loss of principal and interest. Current market prices for U.S. Government securities are not guaranteed and the value of such securities will fluctuate.

         Mortgage-related securities are another type of fixed income securities in which the Funds may invest. Mortgage-related securities are debt securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation) or by private issuers (such as originators and investors in mortgage loans) that are backed or supported by pools of residential and/or commercial mortgage loans. Mortgage-related securities, like other fixed income securities, are subject to credit and interest rate risks but, unlike other fixed income securities, are subject to prepayment risk due to the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans or other assets. Prepayment of the mortgage-related securities may cause losses if such securities were purchased at a premium and may make it difficult for a Fund to reinvest the proceeds in securities that provide a comparable yield. Prepayments tend to accelerate during periods of falling interest rates. Prepayments cause mortgage-related securities to experience greater price and yield volatility than traditional fixed income securities.

         The BOND FUND normally invests at least 80% of its assets in fixed income securities, and the BLUE CHIP FUND may invest up to 20% of its assets in fixed-income securities. The SELECT FUND may hold a significant portion of its assets in fixed-income securities and short-term instruments when we believe stocks of companies that meet our criteria are in short supply or when we are otherwise unable to locate an adequate number of such stocks. The SELECT FUND will generally reduce its holdings of these other securities as more attractive equity investments become available. The SELECT FUND'S holdings of these other securities will make it more difficult for the SELECT FUND to achieve its objective of a high-level of capital appreciation and limit its ability to participate in market advances and declines.

OTHER STRATEGIES

         Portfolio Turnover. We generally do not purchase securities for short-term trading. However, when appropriate, we will sell securities without regard to length of time held. A high portfolio turnover rate may increase transaction costs, which would adversely affect Fund performance, and result in increased taxable gains and income to you.

         Change in Investment Objective. EACH FUND'S investment objective may be changed by the Board of Directors without shareholder approval. However, the Board does not plan to change any Fund's objective.

         The policy of the BOND FUND to invest, under normal circumstances, at least 80% of its total assets in bonds and the policy of the BLUE CHIP FUND to invest, under normal circumstances, at least 80% of its total assets in "blue chip" stocks each may be changed by the Board upon at least 60 days' prior written notice to the shareholders, which notice will comply with the requirements of Rule 35d-1 under the 1940 Act.

         Temporary Defensive Positions. EACH FUND may invest, without limitation, in short-term instruments for defensive purposes in response to adverse market, economic and other conditions that could expose the Fund to a decline in value. Short-term instruments include commercial paper, certificates of deposit, U.S. Treasury bills, variable rate demand notes, repurchase agreements and money market funds. These temporary defensive positions are inconsistent with the Funds' principal investment strategies and make it harder for the Funds to achieve their objectives.

                                   MANAGEMENT

INVESTMENT ADVISORS

         Thompson Investment Management, LLC (TIM), 1200 John Q. Hammons Drive, Madison, Wisconsin 53717, has served as investment advisor for the GROWTH and BOND FUNDS since January 2004. TIM also provides investment advice to individuals and institutional clients. As of January 1, 2004, TIM had approximately $1.7 billion of assets under management. TIM Holdings, Inc., an affiliate of TIM, acts as administrator to all of the Funds. In such capacity, TIM provides the Funds with administrative and accounting services. TIM and TIM Holdings are controlled by John W. Thompson.

         Wisconsin Capital Management, Inc. (WCM), doing business as "Thompson Plumb & Associates," 1200 John Q. Hammons Drive, Madison, Wisconsin 53717, acts as investment advisor for the SELECT and BLUE CHIP FUNDS. Since 1984, WCM has provided investment advice to individuals and institutional clients with substantial investment portfolios. Until December 2003, WCM was owned 50/50 by John W. Thompson and Thomas G. Plumb and served as investment advisor and administrator to all of the Funds. As of January 1, 2004, WCM had approximately $900 million in assets under management. WCM is controlled by Thomas G. Plumb.

         During the fiscal year ended November 30, 2003, the Growth Fund, Select Fund, Blue Chip Fund and Bond Fund paid management fees to WCM of 0.91%, 1.00%, 1.00% and 0.65%, respectively, of such Fund's average daily net assets during that year.

         As used herein, the term "Advisor" means TIM or WCM, as the case may be, and "Advisors" means both TIM and WCM.

PORTFOLIO MANAGERS

         Growth Fund. John W. Thompson and John C. Thompson serve as Co-Portfolio Managers for the Growth Fund. John W. Thompson has managed or co-managed the Growth Fund since its inception. Mr. Thompson is the Chairman, Secretary and a Director of Thompson Plumb Funds, Inc. and President of TIM and TIM Holdings. Until January 2004, Mr. Thompson was President and Treasurer of WCM. Mr. Thompson has a B.S. degree from the University of Wisconsin and an M.B.A. from the Wharton School at the University of Pennsylvania. He is a CFA charterholder.

         John C. Thompson has been actively involved in the management of the Growth Fund since January 1994. He is Vice President of Thompson Plumb Funds, Inc. and of TIM. Previously, he worked in various capacities for WCM. Mr. Thompson received a B.S. degree from the University of Wisconsin and an M.B.A. from the University of Chicago. Mr. Thompson is a CFA charterholder.

         Select Fund. Clint A Oppermann serves as Portfolio Manager for the Select Fund. He has managed the Select Fund since its inception in December 2001. He had been actively involved in the management of the Growth Fund since joining WCM in August 1999 and served as Associate Portfolio Manager of the Growth Fund from March 2001 to March 2002. Mr. Oppermann is a Vice President of WCM and has been Director of Research of WCM since November 2001. He is also a Vice President of Thompson Plumb Funds, Inc. Prior to joining WCM, he was a Portfolio Manager at Firstar Investment Research and Management Company from November 1997 to July 1999. Mr. Oppermann has B.S. degrees in Economics and Mathematics from the University of Wisconsin and a M.A. in Finance from the Wharton School at the University of Pennsylvania. He is a CFA charterholder.

         Blue Chip Fund. David B. Duchow and Timothy R. O'Brien serve as Co-Portfolio Managers for the Blue Chip Fund. Mr. Duchow, a CFA charterholder, is a Vice President of WCM and has been a Portfolio Manager and Investment Analyst for WCM since 1992, and is a Vice President of Thompson Plumb Funds, Inc. Mr. Duchow received both a B.B.A. in Finance and Real Estate and an M.B.A. from the University of Wisconsin.

         Mr. O'Brien, a CFA charterholder, is a Vice President of WCM and has been a Portfolio Manager and Investment Analyst for WCM since 1997, and is a Vice President of Thompson Plumb Funds, Inc. Mr. O'Brien received a B.A. from the University of Notre Dame, an M.A. from Webster University, and an M.B.A. from the University of Chicago. Mr. O'Brien has been actively involved in the U.S. Air Force and Wisconsin Air National Guard since 1984 and is currently a Lieutenant Colonel in the Wisconsin Air National Guard.

         Bond Fund. John W. Thompson serves as Portfolio Manager for the Bond Fund, having managed or co-managed the Bond Fund since inception. Information about Mr. Thompson is set forth under "Growth Fund" above.

                                HOW TO BUY SHARES

GENERAL

         You may buy shares of any Fund without a sales charge. The price you pay for the shares will be based on the net asset value per share next determined after your purchase order is received by Thompson Plumb Funds through U.S. Bancorp Fund Services, LLC, the Funds' transfer agent (Transfer Agent) or a clearing agency registered with the Securities and Exchange Commission (e.g., NSCC's Fund/SERV system), or received by Quasar Distributors, LLC, the principal underwriter and distributor of shares of the Funds (Distributor), or other broker-dealer or designated intermediary authorized by the Funds. That determination is made as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) every day on which the Exchange is open. You need to complete the Account Application and submit it to the Funds in order to purchase Fund shares. The Funds reserve the right to reject any purchase order for any reason. Shares generally may not be purchased by persons residing outside the United States. Please note that your application will be returned if any information is missing. The Fund does not issue share certificates.

         Please call us at 1-800-999-0887 or visit our website at www.thompsonplumb.com if you have any questions about purchasing shares of the Funds or require additional assistance in completing your Account Application.

         The investment minimums for purchases of shares of a Fund are as follows:

         To open an account:       $2,500 ($2,000 for IRAs)

         To add to an account:     $100 ($50 for Automatic Investment Plan and
                                   Automatic Exchange Plan)

         The initial and subsequent investment minimums are not imposed on retirement plan accounts (such as 401(k), 403(b), SIMPLE and SEP plans).

         The Funds have established an Anti-Money Laundering Program as required by the USA PATRIOT Act. In order to ensure compliance with this law, we are required to obtain the following information for all registered owners and all authorized individuals:

         o        Full Name
         o        Date of Birth
         o        Social Security Number
         o        Permanent Street Address (P.O. box is not acceptable)
         o        CORPORATE ACCOUNTS REQUIRE ADDITIONAL DOCUMENTATION

         The Funds will use such information to verify your identity and will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act. The Funds also reserve the right to close an account within five business days if identifying information or documentation is not received.

         The Funds have not adopted a "Rule 12b-1" distribution plan and thus do not make any payments out of their assets for activities that are primarily intended to result in the sale of Fund shares. All sales, marketing and other distribution-related costs are borne by the Advisors, including the costs of advertising and sales literature, the fees and expenses of the Distributor, the costs of printing and mailing prospectuses, and compensation to broker-dealers and other intermediaries.

PURCHASE PROCEDURES

         You may buy shares of any Fund in the following ways:

METHOD                                           STEPS TO FOLLOW
------                                           ---------------
BY MAIL:                                         TO OPEN A NEW ACCOUNT:

     Thompson Plumb Funds, Inc.              1.  Complete the Account
     P.O. Box 701                                Application.
     c/o U.S. Bancorp Fund Services, LLC
     Milwaukee, WI 53201-0701                2.  Make your check payable to
                                                 "Thompson Plumb Funds" (note:
                                                 your purchase must meet the
                                                 applicable minimum). All
                                                 purchases by check must be made
                                                 in U.S. dollars. No third party
                                                 checks, credit cards, credit
                                                 card checks, cashier's checks,
                                                 Treasury Checks, traveler's
                                                 checks, starter checks, cash or
                                                 money orders will be accepted.

                                             3.  Send the completed Account
                                                 Application and check to the
                                                 applicable address listed to
                                                 the left (note: $25 charge for
                                                 checks returned for
                                                 insufficient funds).

BY PERSONAL DELIVERY/EXPRESS MAIL:           TO ADD TO AN EXISTING ACCOUNT:
     Thompson Plumb Funds, Inc.
     c/o U.S. Bancorp Fund Services, LLC     1.  Complete the Additional
     615 East Michigan Street                    Investment form included with
     Milwaukee, WI 53202                         your account statement (or
                                                 write a note with youraccount
                                                 number).

                                             2.  Make your check payable to
                                                 "Thompson Plumb Funds." No
                                                 third party checks, credit
                                                 cards, credit card checks,
                                                 cashier's checks, Treasury
                                                 Checks, traveler's checks,
                                                 starter checks, cash or money
                                                 orders will be accepted.

                                             3.  Send the Additional Investment
                                                 form (or note) and check to the
                                                 applicable address listed to
                                                 the left (note: $25 charge for
                                                 checks returned for
                                                 insufficient funds).

BY WIRE OR ELECTRONIC FUNDS TRANSFER:        TO OPEN A NEW ACCOUNT:

Wire To:         U.S. Bank, N.A.             1.  Complete and return the Account
                 ABA 075000022                   Application form to us at the
                                                 applicable address set forth
                                                 above.

Credit:          c/o U.S. Bancorp Fund       2.  Call us at  1-800-999-0887
                   Services, LLC                 before making the wire transfer
                 Account 112-952-137             and provide your name, account
                                                 number, address, social
Further Credit:  (Name of Thompson Plumb         security or tax identification
                   Fund)                         number, the amount being wired,
                 (Your Name)                     the name of your bank and the
                 (Account Number)                name and phone number of your
                                                 bank's contact  person.

Note: Amounts sent by wire or electronic     3.  Instruct your bank (which  must
funds transfers must be received before          be a member of, or have a
3:00 p.m. Central Time in order to buy           correspondent relationship with
shares that day. Also, you are                   a member of, the Federal
responsible for any charges that your            Reserve System for wire
bank may impose for effecting the wire           transfers,  or must be an
                                                 Automated Clearing House member
                                                 for electronic funds transfers)
or electronic funds transfer.                    to wire the funds as shown to
                                                 the left (note: $25 charge for
                                                 insufficient or unavailable
                                                 funds or your negligence).

                                             TO ADD TO AN EXISTING ACCOUNT:

                                             1.  Follow steps 2 and 3 above, and
                                                 make sure you give us your
                                                 correct account number.

AUTOMATIC INVESTMENT PLAN:                   TO OPEN AN ACCOUNT

(Note: This plan may be suspended,           Not Applicable.
modified or terminated at any time.)

                                             TO ADD TO AN EXISTING ACCOUNT:

                                             1.  Call us at 1-800-999-0887 or
                                                 visit our website at
                                                 www.thompsonplumb.com to obtain
                                                 a regular Account Application.

                                             2.  Complete the Automatic
                                                 Investment Plan section on the
                                                 regular Account Application to
                                                 authorize the transfer of funds
                                                 from your bank account, include
                                                 a voided check with the
                                                 application and indicate how
                                                 often (monthly, bimonthly,
                                                 quarterly or yearly) you wish
                                                 to make automatic investments.

                                             3.  Indicate the amount of the
                                                 automatic investments (must be
                                                 at least $50 per investment).

                                             4.  Your bank will deduct the
                                                 automatic investment amount you
                                                 have selected from your
                                                 checking account on the
                                                 business day of your choosing,
                                                 and apply that amount to the
                                                 purchase of fund shares. (Note:
                                                 you will be charged $25 for any
                                                 automatic investments that do
                                                 not clear due to insufficient
                                                 funds or the closing of your
                                                 account without notifying us.)

                                             TO CHANGE OR STOP AN AUTOMATIC
                                             INVESTMENT PLAN:

                                             1.  Call us at 1-800-999-0887. We
                                                 will take your request and give
                                                 you a confirmation number; or

                                             2.  Write a letter requesting your
                                                 change to:

                                             Thompson Plumb Funds, Inc
                                             c/o U.S. Bancorp Fund Services, LLC
                                             P.O. Box 701
                                             Milwaukee, WI 53201-0701

THROUGH BROKER-DEALERS AND                   broker-dealer, institution or other
OTHER SERVICE PROVIDERS:                     service provider, who may charge a
                                             commission or other transaction
                                             fee. Certain features of a Fund may
                                             not be available or may be modified
                                             in connection with the program
                                             offered by your service provider.
                                             The service provider, rather than
                                             you, may be the shareholder of
                                             record of Fund shares, and may be
                                             responsible for delivering Fund
                                             reports and other communications
                                             about the Funds to you.

EXCHANGE OF FUND SHARES

         You may exchange shares of a Fund for shares of another Fund without a fee or sales charge. The exchange of shares can be made by mailing a letter of instruction to the Funds or by telephone unless you have declined this option on your Account Application. If you have a joint account, only one joint tenant's authorization is required for a telephone exchange. In making telephone exchanges, you assume the risk for unauthorized transactions. However, we have procedures designed to reasonably assure that the telephone instructions are genuine and will be liable to you if you suffer a loss from our failure to abide by these procedures. The exchange privilege may be modified or terminated at any time.

         The basic rules for exchanges are as follows:

         o You must own shares of a Fund for at least 15 days before you can exchange them for shares of another Fund.

         o Shares being exchanged must have a net asset value of at least $1,000 (except for the Automatic Exchange Plan) but less than $100,000.

         o Immediately following the exchange, the value of your account in the Fund for which shares are exchanged must be at least $2,500 (or $2,000 for IRAs).

         o We reserve the right to limit the number of times you may exchange Fund shares.

         Automatic Exchange Plan. You may also make regular monthly exchanges from one Fund to another through our Automatic Exchange Plan. You may participate by completing the Automatic Exchange Plan Application, which may be obtained from the Funds. You must establish an account for each Fund with at least $2,500 (or $2,000 for IRAs) before you can make automatic exchanges. You determine the amount that will be automatically exchanged (must be at least $50) and the day of each month the exchange will be made.

         Tax Treatment for Exchanges. An exchange of shares from one Fund to another Fund is treated as a sale of the shares being exchanged and any gain on the transaction may be subject to income tax.

         Excessive Account Activity. An excessive number of purchases and redemptions by a shareholder (market timing) in and out of a Fund may be disadvantageous to the Fund and its shareholders. Frequent transactions present such risks to Fund shareholders as dilution in the value of Fund shares held by long-term holders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, and adverse tax consequences. The Funds have developed policies to discourage market timing transactions and are improving efforts in detecting and identifying market timers. However, when purchases and sales are made through omnibus accounts maintained by broker-dealers and other intermediaries, we may not be able effectively to identify and restrict persons who engage in such activity.

We prohibit any shareholder from making more than three exchanges from one Fund to another Fund, or from making more than three purchases back into a Fund that were preceded by or otherwise connected to redemptions from the same Fund, in any 12-month period. This prohibition does not apply to shareholders who have automatic investment or exchange plans or systematic withdrawal plans. We also reserve the right to revise or terminate the exchange privilege, limit the amount of an exchange or a purchase order, or reject an exchange, at any time, for any reason.

AVAILABILITY OF MONEY MARKET FUND

         If you elect on the Account Application, you may withdraw some or all of your investment in a Fund and reinvest the proceeds the same day in Class A shares of the First American Prime Obligations Fund. You may also move that investment back into any of the Funds. Your use of this privilege is subject to the purchase and redemption amounts set forth in the First American Prime Obligations Fund prospectus. There is no charge for this privilege. However, the Funds receive a fee from First American Prime Obligations Fund for certain shareholder support services at the annual rate of 0.20% of the average daily net asset value of the First American Prime Obligations Fund shares that are issued as a result of exchanges of Fund shares. This privilege may be modified or terminated at any time.

                               HOW TO SELL SHARES

GENERAL

         You may redeem (sell back to the Fund) all or some shares of any Fund at any time by sending a written request to Thompson Plumb Funds. A Redemption Request Form is available from the Funds. The price you receive for the shares will be based on the net asset value per share next determined after the redemption request is received by the Funds (through the Transfer Agent), by a clearing agency registered with the Securities and Exchange Commission (e.g., NSCC's Fund/SERV system), or by the Distributor or other broker-dealer or designated intermediary authorized by the Funds. The net asset value per share is determined as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each day in which the Exchange is open. Please call us at 1-800-999-0887 if you have any questions about redeeming shares of the Funds.

REDEMPTION PROCEDURES

         You may redeem Fund shares in the following ways:

METHOD                                       STEPS TO FOLLOW
------                                       ---------------

BY MAIL:                                     1.  A written request for
                                                 redemption (or the Redemption
     Thompson Plumb Funds, Inc.                  Request form) must be signed
     c/o U.S. Bancorp Fund Services, LLC         exactly as the account is
     P.O. Box 701                                registered and include the
     Milwaukee, WI 53201-0701                    account number and the amount
                                                 to be redeemed.

BY PERSONAL DELIVERY/EXPRESS MAIL:           2.  Send the written redemption
                                                 request and any certificates
     Thompson Plumb Funds, Inc.                  for the shares being redeemed
     c/o U.S. Bancorp Fund Services, LLC         to the applicable address
     615 East Michigan Street                    listed to the left.
     Milwaukee, WI 53202
                                             3.  Signatures may need to be
                                                 guaranteed. See "Signature
                                                 Guarantees."

SYSTEMATIC WITHDRAWAL PLANS:                 You can elect to participate in our
                                             Systematic Withdrawal Plan by
                                             completing the Systematic
                                             Withdrawal Plan section on the
                                             regular Account Application. This
                                             plan allows you to arrange for
                                             automatic withdrawals from your
                                             Fund account into a pre-authorized
                                             bank account. You select the
                                             schedule for systematic
                                             withdrawals, which may be on a
                                             monthly basis or in certain
                                             designated months. You also select
                                             the amount of each systematic
                                             withdrawal, subject to a $50
                                             minimum. To begin systematic
                                             withdrawals, you must have a Fund
                                             account valued at $10,000 or more.
                                             The Systematic Withdrawal Plan may
                                             be terminated or modified at any
                                             time.

BY TELEPHONE:                                We will accept telephone
                                             redemptions unless you indicate
                                             otherwise on your account
                                             application.

                                             1.  Call us at 1-800-999-0887.

                                             2.  Provide your account number and
                                                 the amount to be redeemed.

                                             3.  Telephone redemptions are
                                                 subject to a $25,000 maximum.

                                             4.  We will send the proceeds from
                                                 a telephone redemption only to
                                                 the shareholder of record at
                                                 the address shown on its
                                                 records.

                                             By accepting the telephone
                                             redemption option, you authorize us
                                             to act upon the instruction of any
                                             person by telephone to redeem
                                             shares from your account, and you
                                             assume some risk for unauthorized
                                             transactions. We have procedures
                                             designated to reasonably assure
                                             that the telephone instructions are
                                             genuine, including recording
                                             telephone conversations, requesting
                                             personal information and providing
                                             written confirmation of
                                             transactions, and we will be liable
                                             to you if you suffer a loss from
                                             our failure to abide by these
                                             procedures.

THROUGH BROKER-DEALERS, INSTITUTIONS AND     You may redeem Fund shares through
OTHER SERVICE PROVIDERS:                     broker-dealers, institutions and
                                             other service providers, who may
                                             charge a commission or other
                                             transaction fee for processing the
                                             redemption for you.

RECEIVING REDEMPTION PROCEEDS

         You may request to receive your redemption proceeds by mail or by wire or electronic funds transfer. No redemption will be effective until all necessary documents have been received in proper form by Thompson Plumb Funds (through the Transfer Agent). Redemption proceeds will be sent within seven days after we receive the redemption request; however, we will delay sending redemption proceeds for 12 days from their purchase date or until all payments for the shares being redeemed have cleared, whichever occurs first.

METHOD                                       STEPS TO FOLLOW
------                                       ---------------

BY MAIL: We mail checks for redemption proceeds after we receive the request and all necessary documents. The check will be mailed to the address on your account (unless you request that it be sent to a different address which would require a signature guarantee). There is no charge for mailing out redemption checks. Your redemption checks will be mailed unless you expressly request that it be sent by wire or electronic fund transfer.

BY WIRE/ELECTRONIC FUNDS TRANSFER:           At your written request and with a
                                             guaranteed signature on your
                                             redemption request, we will send
                                             you your redemption proceeds by
                                             wire or electronic funds transfer
                                             to your designated bank account.
                                             You will be charged a fee
                                             (currently $15) for each wire
                                             transfer. There is no charge for
                                             electronic fund transfers. You will
                                             be responsible for any charges that
                                             your bank may impose for receiving
                                             wire or electronic fund transfers.

OTHER REDEMPTION INFORMATION

         Signature Guarantees. For your protection, your signature on a redemption request must be guaranteed by an institution eligible to provide them under federal or state law (such as a bank, savings and loan, or securities broker-dealer) under any of the following circumstances:

                  o        The redemption is for $25,000 or more.

                  o The proceeds are to be sent to someone other than the registered account holder of the shares being redeemed.

                  o The proceeds are to be sent to an address other than the registered address on the account.

                  o If you want to change ownership registration on your account.

                  o If you have requested a change of address within 15 days prior to the redemption request.

                  o If you request that the redemption proceeds be sent by federal wire transfer to a bank other than your bank of record.

         Small Accounts. Because of the disproportionately high cost of servicing accounts with low balances, a $15 annual fee may be automatically deducted from each account in a Fund falling below $2,000. This small account fee is not imposed on retirement plan accounts. The deduction will generally be made in November of each year on accounts that are then below $2,000.

         In addition, we reserve the right to terminate your account in any Fund if, as a result of any transfer, exchange or redemption of shares in the account, the aggregate net asset value per share of the remaining shares in the account falls below $2,000. We will notify you at least 30 days in advance of our intention to terminate the account to allow you an opportunity to restore the account balance to at least $2,000. Upon any such termination, we will send you a check for the proceeds of redemption.

         Suspension of Redemptions. Your right to redeem shares in any Fund and the date of payment by the Fund may be suspended when: (1) the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) an emergency makes it impracticable for the Fund to sell its portfolio securities or to determine the fair value of its net assets; or (3) the Securities and Exchange Commission orders or permits the suspension for your protection.

                                OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE

         Each Fund calculates its share price, also called net asset value, for both purchases and sales of shares, as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time), every day the Exchange is open. We determine a Fund's net asset value per share by adding up the total value of the Fund's investments and other assets and subtracting its liabilities, and then dividing that amount by the number of outstanding shares of the Fund. We value each Fund's investments at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded or, for Nasdaq listed securities, at their Nasdaq Official Closing Prices) or, where market quotations are not readily available or are unreliable, at fair value as determined in good faith pursuant to procedures established by the Funds' Board of Directors. Market quotations for the common stocks in which the Funds invest are nearly always readily available; however, market quotations for debt securities are often not readily available. Fair values of debt securities are typically based on valuations published by an independent pricing service. We generally value debt securities held by a Fund with remaining maturities of 60 days or less on an amortized cost basis.

         Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security.

AUTHORIZED BROKER-DEALERS

         The Funds have authorized one or more broker-dealers to receive purchase and redemption orders on behalf of the Funds. These broker-dealers may designate other intermediaries to receive such orders. These authorized broker-dealers may charge customers a fee for their services. The Funds will be deemed to have received a customer order when an authorized broker-dealer or its designated intermediary receives the order. Such customer orders will be priced at the relevant Fund's net asset value per share next determined after the orders are received by an authorized broker-dealer or its designated intermediary.

DIVIDENDS AND DISTRIBUTIONS

         The Growth, Select and Blue Chip Funds annually (generally within 60 days following their November 30 fiscal year-end) distribute substantially all of their net investment income and any net realized capital gains. The Bond Fund distributes its net investment income quarterly (generally within 60 days following the end of each fiscal quarter) and net realized capital gains annually (generally within 60 days following its November 30 fiscal year-end). All income, dividends and capital gains distributions are automatically reinvested in shares of the relevant Fund at net asset value, without a sales charge, on the payment date, unless you request payment in cash.

         If you elect to receive distributions and dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, we reserve the right to reinvest the distribution check in your account at the relevant Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received. Distributions from a Fund of amounts under $10 will be automatically reinvested in additional shares of that Fund.

TAXES

         Distributions of income and capital gains are generally taxable when they are paid, whether they are reinvested in additional Fund shares or received in cash, unless you are exempt from taxation or entitled to tax deferral. Distributions are taxable as ordinary income, qualifying dividends or capital gains. As a result of the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum federal rate on certain long-term capital gains and qualifying dividends received by individuals, estates and trusts is reduced to 15% through 2008. Long-term capital gains distributions that do not qualify for the reduced rate will generally be taxed at a federal rate of 20%, and short-term capital gains distributions will be taxed as ordinary income. Qualifying dividends include dividends received from domestic corporations (including mutual funds) on shares of stock that have been held for more than 60 days during the 120-day period beginning 60 days before the ex-dividend date. Additional requirements and limitations are imposed for purposes of determining the amount of dividends received from mutual funds that may qualify for the reduced tax rate. Non-qualifying dividends, including dividends of income on debt securities, will be taxed at ordinary income rates. You will receive information annually on the federal tax status of the Fund's dividends and capital gains distributions.

         We expect that most of the Growth and Select Funds' distributions will be capital gains, the Blue Chip Fund's distributions will be a combination of capital gains and qualifying dividends, and most of the Bond Fund's distributions will be ordinary income, in light of their investment objectives and policies.

         In the Account Application, you are asked to certify that your taxpayer identification or social security number is correct and that you are not subject to backup withholding. If you fail to do so, the Funds are required to withhold 30% of your taxable distributions and redemption proceeds.

         The foregoing tax discussion is general. You should consult your own tax advisor for more information and specific advice.

RETIREMENT ACCOUNTS AND PLANS

         Individual Retirement Accounts. The Funds sponsor Individual Retirement Accounts (IRAs) through which you may invest annual IRA contributions and roll-over IRA contributions in shares of any of the Funds. The IRAs available through the Funds include Traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts. U.S. Bank, National Association will serve as custodian for all these types of IRA accounts sponsored by the Funds. U.S. Bank will charge a $15.00 annual maintenance fee for each Traditional IRA,

Roth IRA or Coverdell Education Savings Account. Shareholders with two or more IRAs using the same tax ID number will be charged a total of $30.00 annually. Please refer to the IRA Disclosure Statement for a detailed listing of other fees. The Individual Retirement Account Custodial Agreement, the IRA Disclosure Statement and the Custodial Account Application are available from the Funds.

         Purchases and redemptions of shares of any Fund by IRAs and retirement plans are treated in the same manner as any other account. IRAs must meet a minimum initial investment requirement of $2,000 and a minimum subsequent investment requirement of $100. Redemption requests on behalf of IRA owners or retirement plans must indicate whether or not to withhold federal income tax.

         Retirement Plan Accounts. Purchases may also be made by SEP plans (Simplified Employee Benefit Plan), SIMPLE plans (Savings Incentive Match Plan for Employees of Small Employers), 401(k) plans, 403(b) plans and other retirement plans. Forms of SEP, SIMPLE and 403(b) plans are available from the Funds. The initial and subsequent investment minimums are not imposed on retirement plan accounts.

         Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Funds be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. Please consult with your own tax or financial advisor.

PRIVACY POLICY

         We strongly believe in protecting the confidentiality and security of information we collect about you. This notice describes our privacy policy and describes how we treat the information we receive about you.

         WE DO NOT SELL YOUR PERSONAL INFORMATION TO ANYONE.

         When we evaluate your request for our services, provide investment advice to you and process transactions for your account, you typically provide us with certain personal information necessary for these transactions. We may also use that information to offer you other services we provide which may meet your investment needs.

         The personal information we collect about you may include: your name, address, telephone number, social security or taxpayer identification number, assets, income, account balance, investment activity and accounts at other institutions.

         We treat information about current and former clients and their accounts in a confidential manner. Our employees may access information and provide it to third parties only when completing a transaction at your request or providing our other services to you. We may disclose information to attorneys, accountants, lawyers, securities professionals and others to assist us, or them, in providing services to you. We may also share information with the Thompson Plumb family that perform services on our behalf, such as the companies that print and distribute our mailings or companies that we hire to perform marketing or administrative services. Companies we may hire to provide support services are not allowed to use your personal information for their own purposes. We may make additional disclosures as permitted by law.

         We also maintain physical, electronic, and procedural safeguards to protect information. Employees and our professional service representatives are required to comply with our established information confidentiality provisions.

         Generally, upon your written request, we will make available information for your review. Information collected in connection with, or an anticipation of, any claim or legal proceeding will not be made available. If your personal information with us becomes inaccurate, or if you need to make a change to that information, please contact us at the number shown below so we can update our records.

DISCLOSURE OF INFORMATION ABOUT FUND HOLDINGS

         The Funds understand that portfolio holdings information is material, non-public information and that selective disclosure of such information may be prohibited. Accordingly, we have adopted a policy regarding the disclosure of portfolio holdings information, which is described in the Statement of Additional Information. A list of each Fund's portfolio holdings as of the end of each calendar quarter is posted on our website 15 days following the end of such quarter.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

         To control mailing and printing costs, we will deliver a single prospectus, annual or semi-annual report or other shareholder information ("shareholder documents") to persons who have a common address and who have effectively consented to such delivery. This form of delivery is referred to as "householding."

         We will assume that you consent to householding of shareholder documents unless you check the appropriate box on the Account Application included with the Prospectus indicating that you do not consent or by sending a note to that effect to Thompson Plumb Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. You may revoke your consent to householding at any time by calling Thompson Plumb Funds at 1-800-999-0887 or by writing to us at the address provided above.

WEBSITE

         Visit us online at www.thompsonplumb.com to access the Funds' performance and portfolio characteristics.

         In addition to general information about investing in our Funds, our website offers:

                  o        Daily performance

                  o        Access to account balances

                  o        Portfolio manager's commentaries

                  o        Prospectus and applications

                  o        Quarterly lists of the Fund's portfolio holdings

                  o        Codes, charters, policies and procedures

                              FINANCIAL HIGHLIGHTS

         The financial highlights tables are intended to help you understand the Funds' financial performance for the past five fiscal years (which end on November 30), or since inception for Funds that have not been in existence for at least five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by

PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report to Shareholders, which is available upon request.

                                                                           YEAR ENDED NOVEMBER 30,
                                                        ----------------------------------------------------------
                                                          2003         2002         2001         2000        1999
                                                        -------      -------      -------      -------     -------
GROWTH FUND
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 37.85      $ 46.45      $ 47.75      $ 41.00     $ 40.85

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
     Net investment income (loss)                          0.13         0.22         0.03        (0.04)      (0.13)
     Net realized and unrealized  gains (losses)
     on investments                                        4.83        (4.77)        8.02         8.35        3.78
                                                        -------      -------      -------      -------      ------

    TOTAL FROM INVESTMENT OPERATIONS                      4.96        (4.55)        8.05         8.31        3.65
LESS DISTRIBUTIONS
------------------
     Distributions from net investment income             (0.25)       (0.02)          --           --          --
     Distributions from net realized gains                (0.11)       (4.03)       (9.35)       (1.56)      (3.50)
                                                        -------      -------      -------      -------      ------
     TOTAL DISTRIBUTIONS                                  (0.36)       (4.05)       (9.35)       (1.56)      (3.50)
NET ASSET VALUE, END OF PERIOD                          $ 42.45      $ 37.85      $ 46.45      $ 47.75     $ 41.00
                                                        =======      =======      =======      =======      =======
TOTAL RETURN                                              13.28%      (10.65)%     20.73%        21.14%      10.06%

RATIOS/SUPPLEMENTAL DATA
------------------------
     Net assets, end of period (millions)               $ 875.6      $ 520.6      $ 266.7      $  78.9       $77.9
     Ratios to average net assets:
         Ratio of expenses                                 1.07%        1.11%        1.20%        1.29%       1.32%
         Ratio of expenses without                         1.11%        1.15%        1.20%        1.36%       1.36%
         reimbursement+
         Ratio of net investment income (loss)             0.47%        0.68%        0.11%       (0.09%)     (0.34%)
         Ratio of net investment income (loss)             0.42%        0.65%        0.11%       (0.16%)     (0.37%)
         without reimbursement+
     Portfolio turnover rate                              41.01%       74.07%       62.96%       64.10%      79.17%

------------------------------
+        Before advisor reimbursement and directed brokerage.

                                                                                  YEAR ENDED NOVEMBER 30
                                                                               ----------------------------
                                                                                    2003          2002
                                                                                   ------        ------
SELECT FUND

NET ASSET VALUE, BEGINNING OF PERIOD                                               $ 8.85        $10.00

INCOME FROM INVESTMENT OPERATIONS
---------------------------------

     Net investment income                                                           0.08          0.05

     Net realized and unrealized losses on investments                               1.74         (1.20)
                                                                                   ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                                                1.82         (1.15)

LESS DISTRIBUTIONS
------------------

     Distributions from net investment income                                       (0.06)           --

     Distributions from net realized gains                                             --            --
                                                                                   ------        ------
     TOTAL DISTRIBUTIONS                                                            (0.06)           --

NET ASSET VALUE, END OF PERIOD                                                     $10.61        $ 8.85
                                                                                   ======        ======
TOTAL RETURN                                                                        20.69%       (11.50)%

RATIOS/SUPPLEMENTAL DATA
------------------------

     Net assets, end of period (millions)                                           $22.5        $ 17.8

     Ratios to average net assets:

         Ratio of expenses                                                           1.30%         1.30%

         Ratio of expenses without reimbursement                                     1.70%         1.74%

         Ratio of net investment income                                              0.89%         0.69%

         Ratio of net investment income without reimbursement                        0.47%         0.24%

    Portfolio turnover rate                                                         60.27%        66.24%

                                                                                          PERIOD FROM
                                                                                         AUGUST 1, 2002
                                                                  FOR THE YEAR          (COMMENCEMENT OF
                                                                      ENDED           OPERATIONS) THROUGH
                                                                NOVEMBER 30, 2003      NOVEMBER 30, 2002
                                                                -----------------      -----------------
BLUE CHIP FUND
NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.40                  $10.00

INCOME FROM INVESTMENT OPERATIONS
---------------------------------

     Net investment income                                             0.05                    0.03

     Net realized and unrealized gains on investments                  1.37                    0.37
                                                                     ------                    ------

     TOTAL FROM INVESTMENT OPERATIONS                                  1.42                    0.40

LESS DISTRIBUTIONS
------------------

     Distributions from net investment income                         (0.03)                     --

     Distributions from net realized gains                               --                      --
                                                                     ------                  ------

     TOTAL DISTRIBUTIONS                                              (0.03)                     --

NET ASSET VALUE, END OF PERIOD                                       $11.79                  $10.40
                                                                     ======                  ======

TOTAL RETURN                                                          13.74%                   4.00%(a)

RATIOS/SUPPLEMENTAL DATA
------------------------

     Net assets, end of period (millions)                            $ 16.1                    $6.1

     Ratios to average net assets:

         Ratio of expenses                                             1.20%                   1.20%(b)

         Ratio of expenses without reimbursement                       2.18%                   3.36%(b)

         Ratio of net investment income                                0.76%                   1.02%(b)

         Ratio of net investment loss without reimbursement           (0.23)%                 (1.20)%(b)

     Portfolio turnover rate                                          21.30%                   5.98%(a)

----------------------------

(a)      Calculated on a non-annualized basis.

(b)      Calculated on an annualized basis.

                                                                           YEAR ENDED NOVEMBER 30,
                                                        ----------------------------------------------------------
                                                          2003         2002         2001         2000        1999
                                                        -------      -------      -------      -------     -------
BOND FUND

NET ASSET VALUE, BEGINNING OF PERIOD                    $ 10.09      $ 10.69      $  9.99      $ 10.18     $ 10.93

INCOME FROM INVESTMENT OPERATIONS
---------------------------------

     Net investment income                                 0.58         0.59         0.56         0.60        0.59

     Net realized and unrealized gains (losses)
     on investments                                        0.77        (0.61)        0.72        (0.11)      (0.76)
                                                        -------      -------        ----       -------     -------

     TOTAL FROM INVESTMENT OPERATIONS                      1.35        (0.02)        1.28         0.49       (0.17)
LESS DISTRIBUTIONS
------------------

     Distributions from net investment income             (0.58)       (0.58)       (0.58)       (0.60)      (0.58)

     Distributions from net realized gains                   --           --           --         (0.08)        --
                                                        -------      -------      -------      -------     -------

     TOTAL DISTRIBUTIONS                                  (0.58)       (0.58)       (0.58)       (0.68)      (0.58)
NET ASSET VALUE, END OF PERIOD                          $ 10.86      $ 10.09      $ 10.69      $  9.99     $ 10.18
                                                        =======      =======      =======      =======     =======

TOTAL RETURN                                              13.75%       (0.16)%      13.20%        5.08%      (1.63%)

RATIOS/SUPPLEMENTAL DATA
------------------------

     Net assets, end of period (millions)               $  41.9      $  34.7      $  28.1      $  21.2     $  26.0

     Ratios to average net assets:

         Ratio of expenses                                 0.80%        0.87%        0.94%        0.94%       0.97%

         Ratio of expenses without                         1.05%        1.08%        1.13%        1.16%       1.11%

         reimbursement

         Ratio of net investment income                    5.49%        5.94%        5.52%        5.97%       5.41%

         Ratio of net investment income                    5.24%        5.73%        5.33%        5.75%       5.27%

         without reimbursement

     Portfolio turnover rate                              29.89%       20.09%        7.26%       15.99%      40.67%

--------------------------------------------------------------------------------

        THOMPSON PLUMB FUNDS, INC                  INVESTMENT ADVISORS
              1-800-999-0887                Thompson Investment Management, LLC
                                                  1200 John Q. Hammons Drive
          DIRECTORS OF THE FUNDS                   Madison, Wisconsin 53717
                                                   (Growth and Bond Funds)
             Mary Ann Deibele
                                            Wisconsin Capital Management, Inc.
              John W. Feldt                         (formerly known as
                                               "Thompson Plumb Associates")
            Donald A. Nichols                   1200 John Q. Hammons Drive
                                                 Madison, Wisconsin 53717
     Thomas G. Plumb, CFA, PRESIDENT           (Select and Blue Chip Funds)
    Thompson, Plumb & Associates, Inc.

     John W. Thompson, CFA, PRESIDENT                   DISTRIBUTOR
   Thompson Investment Management, LLC            Quasar Distributors, LLC
                                                  615 East Michigan Street
          OFFICERS OF THE FUNDS                  Milwaukee, Wisconsin 53202

          John W. Thompson, CFA                          CUSTODIAN
           CHAIRMAN & SECRETARY               U.S. Bank, National Association
                                                 777 East Wisconsin Avenue
           Thomas G. Plumb, CFA                  Milwaukee, Wisconsin 53202
          PRESIDENT & TREASURER
                                                     TRANSFER AGENT AND
          John C. Thompson, CFA                  DIVIDEND DISBURSING AGENT
              VICE PRESIDENT                  U.S. Bancorp Fund Services, LLC
                                                  615 East Michigan Street
           David B. Duchow, CFA                  Milwaukee, Wisconsin 53202
              VICE PRESIDENT
                                                  INDEPENDENT ACCOUNTANTS
         Timothy R. O'Brien, CFA                 PricewaterhouseCoopers LLP
              VICE PRESIDENT                     100 East Wisconsin Avenue
                                                 Milwaukee, Wisconsin 53202
         Clint A. Oppermann, CFA
              VICE PRESIDENT                            LEGAL COUNSEL
                                                     Quarles & Brady LLP
              Paul F. Leone                       411 East Wisconsin Avenue
VICE PRESIDENT & CHIEF COMPLIANCE OFFICER         Milwaukee, Wisconsin 53202




--------------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

         The Statement of Additional Information (SAI) contains additional information about the Thompson Plumb Funds. The SAI is on file with the Securities and Exchange Commission (SEC) and is legally part of this Prospectus. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. The Funds' annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

         To obtain a free copy of the SAI or the Funds' annual and semi-annual, or to request other information or ask questions about the Funds, you can contact Thompson Plumb Funds at the telephone number or address shown above. Information and reports about the Funds (including the SAI) are also available at the SEC's Public Reference Room in Washington, D.C. or on the SEC's website at http://www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090. Copies of such information and reports may be obtained, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


                                                           SEC File No. 811-4946

                       STATEMENT OF ADDITIONAL INFORMATION
                                  APRIL 1, 2004
                           THOMPSON PLUMB FUNDS, INC.

                           1200 JOHN Q. HAMMONS DRIVE
                            MADISON, WISCONSIN 53717
                            TELEPHONE: (800) 999-0887

         This Statement of Additional Information ("SAI") contains detailed information about the Thompson Plumb Growth Fund (the "Growth Fund"), Thompson Plumb Select Fund (the "Select Fund"), Thompson Plumb Blue Chip Fund (the "Blue Chip Fund") and Thompson Plumb Bond Fund (the "Bond Fund"). Collectively, the Growth Fund, Select Fund, Blue Chip Fund and Bond Fund are referred to herein as the "Funds" and individually as a "Fund." This SAI is not a prospectus and should be read in conjunction with the Thompson Plumb Funds, Inc. Prospectus (the "Prospectus") dated April 1, 2004. The audited financial statements of the Funds as of, and for the year ended, November 30, 2003 and the report of the independent accountants thereon, are incorporated by reference into this SAI from the Thompson Plumb Funds' Annual Report to Shareholders. The Prospectus and Annual Report may be obtained, without charge, by contacting Thompson Plumb Funds, Inc. at the address or telephone number listed above.

                                TABLE OF CONTENTS

FUND HISTORY..................................................................1

DESCRIPTION OF CERTAIN INVESTMENT STRATEGIES AND RISKS........................1

INVESTMENT RESTRICTIONS......................................................10

DETERMINATION OF NET ASSET VALUE AND PRICING CONSIDERATIONS..................11

MANAGEMENT...................................................................13

ADVISORY, ADMINISTRATIVE AND OTHER SERVICES..................................20

DISTRIBUTION.................................................................25

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................26

PERFORMANCE DATA.............................................................29

TAXES    ....................................................................31

CAPITAL STOCK AND OTHER SECURITIES...........................................32

FINANCIAL STATEMENTS.........................................................35

                                  FUND HISTORY

         Thompson Plumb Funds, Inc. (the "Investment Company") is a Wisconsin corporation incorporated in 1986 and registered as an open-end, diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Growth Fund, Bond Fund, Blue Chip Fund and Select Fund are separate series of the Investment Company. The Growth Fund and Bond Fund each commenced operations on February 10, 1992. The Select Fund commenced operations on December 1, 2001. The Blue Chip Fund commenced operations on August 1, 2002. The investment advisor of the Growth and Bond Funds is Thompson Investment Management, LLC ("TIM"). The administrator to all of the funds is TIM Holdings, Inc., an affiliate of TIM. The investment advisor of the Select and Blue Chip Funds is Wisconsin Capital Management, Inc. doing business as "Thompson, Plumb & Associates" ("WCM"). Until January 2004, WCM served as investment advisor and administrator for all of the Funds The term "Advisor" is used herein to describe TIM or WCM, as the case may be, and the term "Advisors" means both TIM and WCM. The principal underwriter and distributor of shares of all of the Funds is Quasar Distributors, LLC (the "Distributor").

             DESCRIPTION OF CERTAIN INVESTMENT STRATEGIES AND RISKS

LENDING PORTFOLIO SECURITIES

         Each Fund may lend its portfolio securities to broker-dealers and financial institutions, such as banks and trust companies, however, absent unforeseen market and economic conditions, the Funds have no present intention to do so. In the event any Fund engages in this activity, the Advisor will monitor the creditworthiness of firms to which the Fund lends its securities. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return which may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan, but would call the loan to permit voting of securities during the existence of the loan if, in the Advisor's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

REPURCHASE AGREEMENTS

         Each Fund may from time to time enter into repurchase agreements, although, absent unforeseen market and economic conditions, no Fund has any present intention to do so. Repurchase agreements involve the sale of securities to a Fund with the concurrent agreement of the seller (a bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time, usually less than one week, but on occasion for a longer period. The Funds may enter into repurchase agreements with broker-dealers who are recognized by the Federal Reserve Bank of New York as primary dealers in U.S. Government securities and with banks. When a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. If the seller of the repurchase agreement enters a bankruptcy or insolvency proceeding, or if the seller fails to repurchase the underlying security as agreed, a Fund could experience losses that include (a) possible decline in the value of the underlying security during the period that the Fund seeks to enforce its rights with respect thereto, and possible delay in the enforcement of such rights, (b) possible loss of all or a part of the income or proceeds of the repurchase, (c) additional expenses to the Fund in connection with enforcing those rights, and (d) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. The Advisor intends to cause the Funds to invest in repurchase agreements only when the Advisor determines that the Funds should invest in short-term money market instruments and the rates available on repurchase agreements are favorable as compared to the rates available on other short-term money market instruments or money market mutual funds, circumstances that the Advisor does not anticipate will occur in the near future. The Advisor does not currently intend to invest the assets of any Fund in repurchase agreements if, after doing so, more than 5% of the Fund's net assets would be invested in repurchase agreements.

WHEN-ISSUED TRANSACTIONS

         A Fund may purchase or sell portfolio securities in when-issued transactions, although, absent unforeseen market and economic conditions, the Funds have no present intention to do so. In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to the Fund at the time of entering into the transactions. In such transactions, the payment obligations and the interest rate are fixed at the time the buyer enters into the commitment, although no interest accrues to the purchaser prior to settlement of the transaction. Consistent with the requirements of the 1940 Act, securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. To the extent that a Fund remains substantially fully invested at the same time that it has entered into such transactions, which all of the Funds would normally expect to do, there will be greater fluctuations in the market value of the Fund's assets than if the Fund set aside cash to satisfy the purchase commitment. However, each Fund will maintain designated liquid assets with a market value, determined daily, at least equal to the amount of commitments for when-issued securities, such assets to be ear-marked specifically for the settlement of such commitments. Each Fund will only make commitments to purchase portfolio securities on a when-issued basis with the intention of actually acquiring the securities, and not for the purpose of investment leverage, but the Funds reserve the right to sell the securities before the settlement date if it is deemed advisable. None of the Funds currently intends to purchase securities in when-issued transactions if, after such purchase, more than 5% of the Fund's net assets would consist of when-issued securities.

ILLIQUID SECURITIES

         No Fund will invest more than 15% of the value of its net assets in securities which are illiquid, including restricted securities, securities for which there are no readily available market quotations and repurchase agreements providing for settlement in more than seven days after notice. For the purposes of this restriction, the Funds do not consider variable rate demand notes to be restricted securities. See "Variable Rate Demand Notes" below.

VARIABLE RATE DEMAND NOTES

         The Funds may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Funds may demand payment of principal and accrued interest at any time. The investment policy of each Fund is to purchase variable rate demand notes only if, at the time of purchase, the issuer has unsecured debt securities outstanding that are rated within the two highest rating categories by either Standard & Poor's or Moody's Investors Service, Inc.

MORTGAGE-BACKED SECURITIES

         The Balanced and Bond Funds may invest in mortgage-related securities, which include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. These pools are combined for sale to investors (such as the Balanced and Bond Funds) by various governmental and government-related entities, as well as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other private issuers. Mortgage-related securities generally provide for a "pass-through" of monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of the securities.

         The Government National Mortgage Association ("GNMA") is the principal government guarantor of mortgage-related securities. GNMA is authorized to guaranty, with the full faith and credit of the U.S. Government, timely payment of principal and interest on securities it approves that are backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA securities are described as "modified pass-through" in that they provide a monthly payment of interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. Other government related guarantors of these securities include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA and FHLMC securities are guaranteed as to payment of principal and interest by those agencies, but are not backed by the full faith and credit of the U.S. Government. With respect to private mortgage-backed securities, timely payment of principal and interest of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that private insurers or guarantors can meet their obligations under such policies.

         Certain mortgage-backed securities purchased by the Balanced and Bond Funds provide for a prepayment privilege and for amortized payments of both interest and principal over the term of the security. The yield on the original investment in such securities applies only to the unpaid principal balance, as the Fund must reinvest the periodic payments of principal at prevailing market interest rates which may be higher or lower then the rate on the original security. In addition, the prepayment privilege may require the Fund to reinvest at lower yields than were received from the original investment. If these instruments are purchased at a premium in the market, and if prepayment occurs, such prepayments will be at par or stated value, which will result in reduced return on such transactions.

         During periods of declining interest rates, prepayment of mortgages from underlying mortgage-backed securities can be expected to accelerate. Accordingly, the Balanced and Bond Fund's ability to maintain positions in high-yielding mortgage-backed securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields will depend on prevailing interest rates at that time. Neither the Balanced Fund nor the Bond Fund currently intends to purchase mortgage-backed securities if, after such purchase, more than 5% of the respective Fund's net assets would consist of mortgage-backed securities.

REAL ESTATE INVESTMENT TRUSTS

         Each Fund may invest up to 10% of its total assets in real estate investment trusts (REITs). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, fluctuations in interest rates and variations in rental income. In addition, the failure of a REIT to qualify as such for tax purposes would have an adverse impact on the value of a Fund's investment in that REIT. To qualify as a REIT, a company is, among other things, required to pay at least 90% of its taxable income to its shareholders every year. Some REITs have relatively small market capitalizations, which could increase their market volatility. REITs tend to be dependent on specialized management skills and may have limited diversification, causing them to be subject to risks inherent in operating and financing a limited number of properties.

HIGH YIELD DEBT SECURITIES

         Each of the Growth, Select, Blue Chip and Balanced Funds may invest up to 5% of its total assets in debt securities (including convertible securities) that are rated below investment grade, i.e., rated below "BBB" by S&P or "Baa" by Moody's and the Bond Fund may invest up to 10% of its assets in debt securities rated below investment grade. Such securities are commonly referred to as "junk bonds" or "high yield/high risk" securities. Non-investment grade securities are regarded to be speculative with regard to the issuer's capacity to pay interest and repay principal. Such securities involve the risk of issuer default or bankruptcy and are more sensitive to economic conditions than higher-rated securities. In addition, the secondary market for such securities may not be as liquid as the market for higher-rated securities.

CONVERTIBLE SECURITIES

         Each Fund may invest in convertible securities. Convertible securities include any bonds, debentures, notes, preferred stocks or other securities which may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities are hybrid securities that have characteristics of both bonds and stocks. Like bonds, convertible securities pay interest. Convertible securities also offer an investor the right to benefit from the capital appreciation potential in the underlying common stock upon exercise of the conversion feature.

         The value of a convertible security is a function of its "investment value," which is determined by its yield in comparison with the yields of other securities of comparable quality and maturity that do not have the conversion privilege, and its "conversion value," which is the security's worth if converted into the underlying common stock. Investment value is typically influenced by interest rates and the credit standing of the issuer. If interest rates go up, the investment value of the convertible security will generally go down, and vice versa. Conversion value is determined by the market price of the underlying common stock and generally decreases as the convertible security approaches maturity. As the market price of the underlying common stock goes down, the conversion value will tend to go down as well since the convertible security presents less opportunity for capital appreciation upon conversion.

         Convertible securities are generally more secure than common stock but less secure than non-convertible debt securities such as bonds. Convertible securities are usually subordinate to bonds in terms of payment priority.

SHORT SALES

         Each Fund may effect short sales of securities. To effect a short sale, a Fund sells a security it does not own and simultaneously borrows the security, usually from a brokerage firm, to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing it at the market price at some future date. Until the security is replaced, the Fund is required to pay the lender any accrued interest or dividends and may be required to pay a premium. Each Fund may also make short sales "against the box", i.e., short sales made when the Fund owns securities identical to those sold short.

         A Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

         No Fund will effect a short sale if, as a result, the aggregate value of all of the Fund's open short positions will exceed 5% of the value of the Fund's net assets. To secure a Fund's obligation to replace any borrowed security, the Fund either will place in a segregated account, or its custodian will segregate on its books and records, an amount of cash or liquid securities at such a level that (i) the amount so segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short, and (ii) the amount so segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or otherwise cover its short position in accordance with positions taken by the SEC.

         The Fund may only engage in short sale transactions in securities listed on one or more national securities exchange or on the Nasdaq Stock Market.

         A Fund will use short sales to limit its exposure to possible declines in the market value of its portfolio securities and to attempt to realize a gain.

OPTIONS AND FUTURES

         Each Fund may engage in transactions in options and futures contracts. Some options and futures strategies, including selling futures, buying put options and writing call options, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. No Fund will invest in an option or futures contract if, as a result, the sum of the initial margin deposits and premiums paid to establish the Fund's aggregate options and futures positions would exceed 5% of the Fund's net assets.

         Each Fund may purchase or write (sell) listed call options on stocks and stock indices. A call option on a stock gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying stock at a stated price if the option is exercised before a specific date. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A call option written (sold) by a Fund exposes the Fund during the term of the option to possible loss of an opportunity to realize appreciation in the market price of the underlying stock, or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

         Each Fund may purchase or write (sell) listed put options on stocks and indices. A put option on a stock gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying stock at a stated price if the option is exercised before a specific date.

         An option on an index is the same as a stock option except that the option is only settled in cash.

         Whenever a Fund does not own securities underlying an open option position sufficient to cover the position, or whenever a Fund has written (sold) a put, the Fund will maintain in a segregated account with its custodian cash or cash equivalents sufficient to cover the exercise price or, with respect to index options, the market value of the open position. The Fund may ultimately sell the option in a closing sale transaction, exercise it or permit it to expire.

         Each Fund may purchase and sell exchange-traded futures contracts on stock indices. A futures contract on an index is an agreement by which one party agrees to accept delivery of, and the other party agrees to make delivery of, an amount of cash equal to the difference between the value of the underlying index at the close of the last trading day of the futures contract and the price at which the contract originally was written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.

         When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each of the Funds will mark to market all of its open futures positions.

         While a Fund maintains an open futures position, the Fund must maintain with its custodian, in a segregated account, assets with a market value sufficient to cover the Fund's exposure on the position (less the amount of the margin deposit associated with the position). A Fund's exposure on a futures contract is equal to the amount paid for the contract by the Fund.

         Index futures contracts in which a Fund may invest are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying index, and delivery month), or in cash. If an offsetting purchase price is less than the original sale price, the Fund would realize a capital gain, or if it is more, a Fund would realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund would realize a capital gain, or if it is less, the Fund would realize a capital loss. The transaction costs must also be included in these calculations.

         Options and futures contracts can be highly volatile investments. Successful options and futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. There may be an imperfect correlation between movements in prices of options and futures contracts and movements in the value of the stock or index that the investment is designed to simulate. Options and futures contracts also involve a high degree of leverage, and a relatively small price movement in an option or futures contract and result in immediate and substantial gain or loss to a Fund. There can be no assurance that a liquid security market will exist for an option or futures contract at any particular time. On volatile trading days when a price fluctuation limit is reached or a trading halt or suspension is imposed, it may be very difficult for a Fund to close out positions or enter into new positions and to value the option or futures contract. If the secondary market is not liquid, it could prevent prompt liquidation of unfavorable positions and potentially require a Fund to continue to hold the position until delivery or expiration.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

         An investment by a Fund in another investment company may cause the Fund to increase payments of administration and distribution expenses. See "Investment Restrictions" in this Statement of Additional Information.

DIVERSIFICATION

         The Select Fund is a non-diversified fund. Accordingly, it is not subject to investment restrictions on the percentage of its total assets which may be invested in any issuer, except for the diversification requirements applicable to regulated investment companies under the U.S. Internal Revenue Code of 1986. The Select Fund is permitted to, and may, from time to time, invest more than 5% of its total assets in any single company, but may own no more than 10% of the outstanding voting securities of a single company. Because the Select Fund is non-diversified, it may be more susceptible than a diversified fund to the risk that adverse developments in the securities markets and events or developments affecting an individual company or industry will have a significant impact on the Select Fund's overall performance.

INDUSTRY RISKS

         From time to time, a significant portion of the Select Fund's assets may be invested in securities within a single industry or a number of related industries; however, as a fundamental policy, the Select Fund will not investment more than 25% of its net assets in any particular industry. Economic, business or political events or developments that affect particular industries may have a major effect on the overall performance of the Select Fund if a significant portion of its assets is invested in those industries.

TEMPORARY DEFENSIVE POSITIONS

         Each Fund may invest, without limitation, in short-term investments for temporary defensive purposes in response to adverse market, economic, political or other conditions. Short-term investments include U.S. Treasury bills, certificates of deposit, money market funds, commercial paper, variable rate demand notes and purchase agreements.

PORTFOLIO TURNOVER

         The portfolio turnover rates for the fiscal years ended November 30, 2003 and 2002 were as follows:

                                        2003                 2002
                                       ------               ------
Thompson Plumb Growth Fund             41.01%               74.07%

Thompson Plumb Select Fund             60.27%               66.24%

Thompson Plumb Blue Chip Fund          21.30%                5.98%(1)

Thompson Plumb Bond Fund               29.89%               20.09%

--------------------

(1) The portfolio turnover rate for fiscal year 2002 for the Thompson Plumb Blue Chip Fund covers the period from commencement of the Fund's operations on August 1, 2002 through November 31, 2002 and is not annualized.

                             INVESTMENT RESTRICTIONS

         Each Fund has adopted the following investment restrictions, none of which (except as otherwise noted) may be changed without the approval of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund. A Fund may not:

                  (1) Purchase the securities of issuers conducting their principal business activity in the same industry if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of its total assets, provided that there is no limitation with respect to or arising out of investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                  (2) Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 5% of its total assets would be invested in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This restriction does not apply to the Select Fund.

                  (3) Make loans, except through the purchase of debt obligations in accordance with the Fund's investment objective and policies and through repurchase agreements with banks, brokers, dealers and other financial institutions.

                  (4) Issue senior securities in violation of the 1940 Act or borrow money, except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Fund's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one-third of the Fund's net assets. The exceptions to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes and to facilitate management of each Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. While a Fund has borrowings in excess of 5% of the value of the Fund's total assets outstanding, it will not make any purchases of portfolio instruments. If due to market fluctuations or other reasons the net assets of a Fund fall below 300% of its borrowings, the Fund will promptly reduce its borrowings in accordance with the 1940 Act. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

                  (5) Mortgage or pledge any assets except to secure permitted borrowings, and then only in an amount up to 15% of the value of the Fund's net assets, taken at cost at the time of such borrowings.

                  (6) Purchase or sell real estate or commodities, except that a Fund may purchase and sell (a) securities issued by real estate investment trusts or other companies which invest in or own real estate, and (b) securities secured by interests in real estate, provided in each case that such securities are marketable.

                  (7) Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. Subject to certain exceptions, the 1940 Act currently prohibits a Fund from investing more than 5% of its total assets in securities of another investment company, investing more than 10% of its total assets in securities of such investment company and all other investment companies, or purchasing more than 3% of the total outstanding voting stock of another investment company.

                  (8) Purchase more than 10% of the outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control or management.

                  (9) Act as an underwriter of securities issued by others, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the

Securities Act of 1933 (if the Fund sells such securities, it may technically be deemed an "underwriter" for purposes of such Act).

         In addition to the foregoing restrictions, the Investment Company's Board of Directors has adopted the following restrictions, which may be changed without shareholder approval. A Fund may not:

                  (a) Purchase securities on margin, but a Fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities.

                  (b) Participate on a joint or joint-and-several basis in any securities trading account.

                  (c) Invest more than 15% of its net assets in illiquid securities.

                  (d) Effect any short sale of securities that the Fund does not own if, as a result thereof, the aggregate value of all of the Fund's open short positions would exceed 5% of the Fund's net assets.

                  (e) Purchase an option or futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets.

                  The restrictions described above that involve a maximum percentage generally apply when an investment is made and will not be violated as a result of subsequent changes in the values of securities held by the Fund.

           DETERMINATION OF NET ASSET VALUE AND PRICING CONSIDERATIONS

         Fund shares are offered and sold without a sales charge at the net asset value per share next determined after the purchase order has been received by the Fund's transfer agent. The net asset value per share of each Fund is calculated as of the close of trading on the New York Stock Exchange (generally 4:00 P.M. Eastern Time). Net asset value per share is calculated by adding the total fair market value of all securities and other assets of the particular Fund, subtracting the liabilities of the Fund, and dividing the remainder by the number of outstanding shares of the Fund.

         The Funds' net asset value is determined only on the days on which the New York Stock Exchange is open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Years' Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of those holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

         Portfolio securities which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation. If there are no sales on a given day for securities traded on an exchange, the latest bid quotation will be used. If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sales price available for an over-the-counter security, the mean of the latest bid and asked quotations from Nasdaq will be used. Debt securities for which market quotations are not readily available may be valued based on information supplied by independent pricing services, including services using matrix pricing formulas and/or independent broker bid quotations. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the market value of the instrument. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Board of Directors of the Investment

Company. Expenses and fees, including advisory fees, are accrued daily and taken into account for the purpose of determining net asset value per share.

         Reliable market quotations are not considered to be readily available for many long-term corporate bonds and notes and certain preferred stocks in which the Funds may invest. As authorized by the Board of Directors, these investments are stated at fair market value on the basis of valuations furnished by independent broker bid quotations and/or independent pricing services. Independent pricing services approved by the Board of Directors determine valuations for normal, institutional-sized trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         The Funds intend to pay all redemptions in cash. Redemption proceeds ordinarily will be sent within seven days after receipt of the redemption request and all necessary documents. Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission or that Exchange is closed for other than customary weekend and holiday closing;
(b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable.

                                   MANAGEMENT

         Under applicable law, all corporate powers are exercised by or under the authority of, and the business and affairs of all of the Thompson Plumb Funds are managed under the direction of, the Board of Directors of the Investment Company. The Advisor is delegated responsibility for the Fund's investment management, and the officers of the Investment Company are delegated responsibility for the Fund's operations.

         Information pertaining to the directors and officers of the Investment Company is set forth below.

                              POSITION(S) HELD     TERM OF
                                   WITH           OFFICE AND                                      NUMBER OF
                                 THOMPSON         LENGTH OF       PRINCIPAL OCCUPATION(S)      THOMPSON PLUMB          OTHER
           NAME,                   PLUMB            TIME                DURING PAST            FUNDS OVERSEEN    DIRECTORSHIPS HELD
      ADDRESS AND AGE           FUNDS, INC.       Served(1)              FIVE YEARS               BY DIRECTOR        BY DIRECTOR
      ---------------           -----------       ---------              ----------            --------------        -----------
INDEPENDENT DIRECTORS:

Mary Ann Deibele                Director         Since 1994    Retired since September 1994;          4          None
20029 Reichardt Road                                           prior thereto, Director and
Kiel, WI 53042                                                 member of the executive
Birth date: 3/5/36                                             committee of Household
                                                               Utilities, Inc. (a high tech
                                                               sheet metal fabricating
                                                               facility).

John W. Feldt                   Chairman of      Since 1987    Senior Vice President of Finance       4          Baird Funds, Inc.
1848 University Ave.            the Board                      of the University of Wisconsin                    (6 funds)
Madison, WI 53726               and  Director                  Foundation since 1984; prior
Birth date: 5/2/42                                             thereto, Vice President of
                                                               Finance  for the University of
                                                               Wisconsin Foundation.

Donald A. Nichols               Director         Since 1987    Director of the Robert M. La           4          None
1225 Observatory Dr.                                           Follette School of Public
Madison, WI 53706                                              Affairs at the University of
Birth date: 12/20/40                                           Wisconsin; Professor of
                                                               Economics at the University of
                                                               Wisconsin since 1966; Chairman,
                                                               Department of Economics from
                                                               1983 to 1986 and From 1988 to
                                                               1990; Economic Consultant.


INTERESTED DIRECTORS AND OFFICERS:
Thomas G. Plumb(2)              Director,        Since 1987    President of Wisconsin Capital         4          None
1200 John Q.                    President                      Management, Inc. ("WCM") since
  Hammons Drive                 and Treasurer                  January 2004; Vice President of
Madison, WI 53717                                              Wisconsin Capital Management,
Birth date: 7/29/52                                            Inc. from June 1984 to December
                                                               2003; Chief Operating Officer
                                                               and Treasurer of Thompson Plumb
                                                               Trust Company since 2001; a
                                                               Chartered Financial Analyst.

                              POSITION(S) HELD     TERM OF
                                   WITH           OFFICE AND                                      NUMBER OF
                                 THOMPSON         LENGTH OF       PRINCIPAL OCCUPATION(S)      THOMPSON PLUMB          OTHER
           NAME,                   PLUMB            TIME                DURING PAST            FUNDS OVERSEEN    DIRECTORSHIPS HELD
      ADDRESS AND AGE           FUNDS, INC.       Served(1)              FIVE YEARS               BY DIRECTOR        BY DIRECTOR
      ---------------           -----------       ---------              ----------            --------------        -----------
John W. Thompson(2)(3)          Director,        Since 1987    President of Thompson Investment       4          None
1200 John Q.                    Chairman and                   Management, Inc. ("TIM") since
  Hammons Drive                 Secretary                      January  2004; President of WCM
Madison, WI 53717                                              from June 1984 to December 2003;
Birth date: 7/26/43                                            Treasurer of WCM from October
                                                               1993; Chief Executive Officer
                                                               and Secretary of Thompson Plumb
                                                               Trust Company from 2001 to
                                                               December 2003; a Chartered
                                                               Financial Analyst.

David B. Duchow                 Vice President   Since 1996    Vice President of WCM since          N/A          N/A
1200 John Q.                                                   January 2004; Portfolio Manager
  Hammons Drive                                                of WCM since December 1996;
Madison, WI 53717                                              Investment Analyst of WCM since
Birth date: 1/31/68                                            September 1993; Trust Officer
                                                               of Thompson Plumb Trust Company
                                                               since 2001; a Chartered
                                                               Financial Analyst.

Timothy R. O'Brien              Vice President   Since 1998    Vice President of WCM since          N/A          N/A
1200 John Q.                                                   January 2004; Portfolio Manager
  Hammons Drive                                                of WCM since October 1998;
Madison, WI 53717                                              Investment Analyst of WCM since
Birth date: 6/8/59                                             October 1997; Lieutenant
                                                               Colonel in the Wisconsin Air
                                                               National Guard; Adjunct Professor
                                                               at Upper Iowa University since
                                                               1995; a Chartered Financial
                                                               Analyst.

Clint A. Oppermann              Vice President   Since 1999    Vice President of WCM since          N/A          N/A
1200 John Q.                                                   January 2004; Director of
  Hammons Drive                                                Research of WCM since November
Madison, WI 53717                                              2001; Portfolio Manager of WCM
Birth date: 8/9/70                                             since August 1999; Portfolio
                                                               Manager of  Firstar  Investment
                                                               Research & Management Company,
                                                               L.L.C. from 1997 to August
                                                               1999; a Chartered Financial
                                                               Analyst.

John C. Thompson(3)             Vice President   Since 1996    Vice President of TIM  since         N/A          N/A
1200 John Q.                                                   January 2004; Portfolio Manager
  Hammons Drive                                                of WCM from December 1996 to
Madison, WI 53717                                              December 2003; Associate
Birth date: 10/28/68                                           Portfolio Manager of WCM from
                                                               January 1994 to December 1996;
                                                               a Chartered Financial Analyst.

--------------------------------
(1) Officers of the Investment Company serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Investment Company serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.

(2) Thomas G. Plumb and John W. Thompson are "interested persons" of the Investment Company by virtue of their positions with the Investment Company and WCM or TIM, as the case may be.

(3) John C. Thompson, Vice President of the Investment Company, is the son of John W. Thompson, Chairman, Secretary and Director of the Investment Company.

BOARD COMMITTEES

         The Board of Directors of the Investment Company has an audit committee and a nominating committee. The audit committee selects and consults with the independent auditors for the Thompson Plumb Funds on matters pertaining to their audits of the Thompson Plumb Funds' annual financial statements, and approves all audit and non-audit services to be provided by the independent auditors. The audit committee has adopted a written charter, which is available upon request. The audit committee consists of John W. Feldt (chair), Mary Ann Deibele and Donald A. Nichols, none of whom is an "interested" person of the Investment Company. Mr. Feldt has been determined by the Board to be an "audit committee financial expert." The audit committee met two times during the fiscal year ended November 30, 2003.

         The nominating committee considers and recommends nominees for directors to the Board to fill vacancies and for election and re-election as and when required. All nominations of directors who are not "interested persons" of the Investment Company must be made and approved by the nominating committee. The nominating committee has not established any specific, minimum qualifications or standards for director nominees. The nominating committee will generally not consider any director candidates recommended by shareholders. The nominating committee has adopted a written charter, which is available upon request. The nominating committee consists of Donald A. Nichols (chair), Mary Ann Deibele and John W. Feldt. The nominating committee did not meet during the fiscal year ended November 30, 2003.

DIRECTOR COMPENSATION

         Directors and officers of the Investment Company who are officers, directors, employees or shareholders of the Advisor do not receive any remuneration from the Thompson Plumb Funds for serving as directors or officers. During the fiscal year ended November 30, 2003, those directors who are not so affiliated with the Advisor received the compensation as set forth in the table below.

                                                                            ESTIMATED
                                 AGGREGATE             PENSION OR             ANNUAL          TOTAL COMPENSATION FROM
                                COMPENSATION           RETIREMENT         BENEFITS UPON         INVESTMENT COMPANY
DIRECTOR                       FROM EACH FUND           BENEFITS            RETIREMENT               COMPLEX(1)
--------                       --------------           --------            ----------               ----------
Mary Ann Deibele          $10,994.46 (Growth)             None                 None                  $17,537.50
                          $ 1,204.30 (Select)
                          $ 1,191.64 (Blue Chip)
                          $ 2,904.96 (Balanced)
                          $ 1,242.14 (Bond)

John W. Feldt             $10,994.46 (Growth)             None                 None                  $17,537.50
                          $ 1,204.30 (Select)
                          $ 1,191.64 (Blue Chip)
                          $ 2,904.96 (Balanced)
                          $ 1,242.14 (Bond)

                                                                            ESTIMATED
                                 AGGREGATE             PENSION OR             ANNUAL          TOTAL COMPENSATION FROM
                                COMPENSATION           RETIREMENT         BENEFITS UPON         INVESTMENT COMPANY
DIRECTOR                       FROM EACH FUND           BENEFITS            RETIREMENT               COMPLEX(1)
--------                       --------------           --------            ----------               ----------
Donald A. Nichols         $10,325.87 (Growth)             None                 None                  $16,637.50
                          $ 1,185.47 (Select)
                          $ 1,179.17 (Blue Chip)
                          $ 2,742.59 (Balanced)
                          $ 1,204.40 (Bond)

------------------------
(1) The Investment Company Complex consisted of five funds during fiscal year 2003.

         George Austin, a former director of the Investment Company and currently a director emeritus, received aggregate consulting fees of $16,637.50 during the fiscal year ended November 30, 2003, consisting of $11,428.86 from the Growth Fund, $672.99 from the Select Fund, $611.70 from the Blue Chip Fund, $3,026.00 from the Balanced Fund, and $897.95 from the Bond Fund.

DIRECTOR OWNERSHIP OF FUND SHARES

         The table below states the dollar range of shares of the Thompson Plumb Funds beneficially owned by each director of the Investment Company as of December 31, 2003:

                                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                 DOLLAR RANGE OF EQUITY                   SECURITIES IN ALL
               DIRECTOR                         SECURITIES IN EACH FUND               FUNDS OVERSEEN BY DIRECTOR
               --------                         -----------------------               --------------------------
Mary Ann Deibele                         Over $100,000     (Growth Fund)                    Over $100,000
                                         None              (Select Fund)
                                         None              (Blue Chip Fund)
                                         None              (Balanced Fund)
                                         None              (Bond Fund)

John W. Feldt                            $10,001 - $50,000 (Growth Fund)                    Over $100,000
                                         None              (Select Fund)
                                         None              (Blue Chip Fund)
                                         Over $100,000     (Balanced Fund)
                                         None              (Bond Fund)

Donald A. Nichols                        $10,001-$50,000   (Growth Fund)                  $50,001 - $100,000
                                         None              (Select Fund)
                                         None              (Blue Chip Fund)
                                         $10,001-$50,000   (Balanced Fund)
                                         None              (Bond Fund)

Thomas G. Plumb                          Over $100,000     (Growth Fund)                    Over $100,000
                                         $50,001-$100,000  (Select Fund)
                                         Over $100,000     (Blue Chip Fund)
                                         Over $100,000     (Balanced Fund)
                                         None              (Bond Fund)

John W. Thompson                         Over $100,000     (Growth Fund)                    Over $100,000
                                         Over $100,000     (Select Fund)
                                         None              (Blue Chip Fund)
                                         None              (Balanced Fund)
                                         None              (Bond Fund)

MATERIAL TRANSACTIONS WITH INDEPENDENT DIRECTORS

         No director who is not an interested person of the Investment Company, or his or her immediate family members, owned beneficially or of record, as of December 31, 2003, any securities of the Advisor, the Distributor or any person directly or indirectly controlling, controlled by, or under common control with the Advisor or the Distributor.

         No director who is not an interested person of the Investment Company, or an immediate family member of such director, has had, during the two most recently completed calendar years, a direct or indirect interest in the Advisor or the Distributor or in any person directly or indirectly controlling, controlled by or under common control with the Advisor or the Distributor which exceeds $60,000. In addition, no director who is not an interested person of the Investment Company, or any immediate family members of such director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $60,000 and to which one of the parties was the Investment Company; an officer of the Investment Company; an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act); an officer of an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act) having the same investment adviser or principal underwriter as the Investment Company or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or the Distributor; the Advisor or the Distributor; an officer of the Advisor or the Distributor; or a person directly or indirectly controlling, controlled by or under common control with the Advisor or the Distributor or an officer of any such "control" person. No director who is not an interested person of the Investment Company, or immediate family member, or such a director, has had, in the two most recently completed calendar years, a direct or indirect relationship, in which the amount involved exceeds $60,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.

CODE OF ETHICS FOR PERSONAL TRADING

         The Investment Company and each Advisor have adopted codes of ethics under Rule 17j-1 of the 1940 Act designed to ensure, among other things, that the interests of Fund shareholders take precedence over personal interest of their respective directors, officers and employees. Under the code of ethics, personal investment activities are subject to limitations designed to avoid both actual and perceived conflicts of interest with the investment activities of the Funds. The code permits personnel of the Investment Company and each Advisor to invest in securities including securities that may be purchased or held by the Funds, subject to certain exceptions and pre-clearance procedures.

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE, FINANCIAL AND ACCOUNTING OFFICERS

         The Investment Company has established a separate code of ethics that applies to its principal executive, financial and accounting officers. This written code sets forth standards that are reasonably designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure in reports and documents the Investment Company files with the SEC and in other shareholder communications; compliance with applicable governmental laws, rules or registrations; the prompt internal reporting of violations of the code to an appropriate person; and accountability for adherence to the code.

PROXY VOTING POLICIES

         Proxy voting policies adopted by the Investment Company are attached to this Statement of Additional Information as Appendix A. These proxy voting policies describe the procedures used by the Investment Company to determine how to vote proxies.

POLICY REGARDING DISCLOSURE OF FUND HOLDINGS

         The Investment Company believes that portfolio holdings information constitutes material, non-public information. Accordingly, the Investment Company has adopted a policy regarding disclosure of the Funds' portfolio holdings. A complete list of each Fund's portfolio holdings as of the end of each calendar quarter will be posted on the Investment Company's website 15 days following the end of such quarter. Lists of the Funds' portfolio holdings is also disclosed to the extent required by law or to ratings agencies such as Morningstar or Lipper. Information about a Fund's portfolio holdings may also be disclosed by the Fund's advisor, distributor, transfer agent, custodian, independent auditor and other service providers to the extent necessary to enable such providers to carry out their responsibilities to the Fund. Portfolio holdings information may be disclosed in other instances if the recipient of such information is bound by the duty of confidentiality and the Board of Directors of the Investment Company determines that such disclosure is appropriate. This policy does not prohibit disclosure to the media of particular stocks, industries or market segments that the Funds owns, likes or dislikes, so long as details that would constitute material, non-public information are not selectively disclosed.

                   ADVISORY, ADMINISTRATIVE AND OTHER SERVICES

INVESTMENT ADVISORS

         Thompson Investment Management, LLC ("TIM") acts as the investment advisor for the Growth and Bond Funds pursuant to an Investment Advisory Agreement. John W. Thompson controls TIM by virtue of owning indirectly a majority of its outstanding voting securities. Subject to the general supervision of the Board of Directors of the Investment Company, TIM manages the investment operations of each of the Growth and Bond Funds and the composition of their respective assets. In this regard, TIM provides supervision of the assets of the Growth and Bond Funds, furnishes a continuous investment program for such Funds, and determines from time to time what investments or securities will be purchased, retained or sold by such Funds and what portion of the assets will be invested or held uninvested in cash.

         Subject to the general supervision of the Board of Directors of the Investment Company, Wisconsin Capital Management, Inc. doing business as "Thompson Plumb & Associates" ("WCM") manages the investment operations of each of the Select and Blue Chip Funds and the composition of their respective assets. In this regard, WCM provides supervision of the assets of the Select and Blue Chip Funds, furnishes a continuous investment program for such Funds, and determines from time to time what investments or securities will be purchased, retained or sold by such Funds and what portion of the assets will be invested or held uninvested in cash.

         Until January 2004, WCM acted as the investment advisor and administrator for all of the Funds, including the Thompson Plumb Balanced Fund, which was reorganized into the Dreyfus Premier Balanced

Opportunity Fund on January 30, 2004.. WCM serves as sub-advisor for the Dreyfus Premier Balanced Opportunity Fund, the successor to the Thompson Plumb Balanced Fund.

         The Investment Advisory Agreement pursuant to which TIM is retained by the Growth and Bond Funds provides for compensation to WCM (computed daily and paid monthly) at the following annual rates: for the Growth Funds - 1.00% of the first $50 million of average daily net assets, and 0.90% of average daily net assets in excess of $50 million; and for the Bond Fund - 0.65% of the first $50 million of average daily net assets, and 0.60% of average daily net assets in excess of $50 million.

         The Investment Advisory Agreement pursuant to which WCM is retained by the Select and Blue Chip Funds provides for compensation to TIM (computed daily and paid monthly) at the following annual rates per Fund - 1.00% of the first $50 million of such Fund's average daily net assets, and 0.90% of average daily net assets in excess of $50 million.

         As previously noted, until January 2004, WCM served as investment advisor and administrator to all of the Funds. The following table sets forth the fees earned by WCM for providing investment advisory and administrative services to the Funds over the past three fiscal years:

     FEES EARNED BY WCM FOR INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

                                      FOR THE YEARS ENDED NOVEMBER 30,
                                 ----------------------------------------
                                     2003           2002           2001
                                     ----           ----           ----

Thompson Plumb Growth Fund       $5,543,311     $4,182,644     $1,269,652
Thompson Plumb Select Fund       $  168,091     $  146,116            N/A(1)
Thompson Plumb Blue Chip Fund    $   98,635     $   14,607(2)         N/A(2)
Thompson Plumb Bond Fund         $  246,895     $  212,445     $  149,216
                                 ----------     ----------     ----------
TOTAL                            $6,056,932     $4,555,812     $1,418,868
                                 ==========     ==========     ==========

-----------------------
(1)      The Thompson Plumb Select Fund commenced operations on December 1,
         2001.

(2) The Thompson Plumb Blue Chip Fund commenced operations on August 1, 2002. The information is not annualized.

         Each Investment Advisory Agreement provides that the Advisor may render similar services to others so long as its services under the Agreement are not impaired thereby. Each Investment Advisory Agreement with the Funds may enable the Advisor to receive research and related services and equipment from certain broker-dealers in exchange for allocating the Funds' securities transactions to them. Each Investment Advisory Agreement also provides that a Fund will indemnify the Advisor against certain liabilities, including liabilities under the federal securities laws, or, in lieu thereof, contribute to resulting losses. Each Investment Advisory Agreement further provides that, subject to
Section 36 of the 1940 Act, the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Agreement relates, except liability to a Fund or its shareholders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

         The Investment Advisory Agreement between TIM and the Investment Company with respect to the Growth and Bond Funds was approved by shareholders pursuant to the vote of a majority of the outstanding shares (as defined in the 1940 Act) of each such Fund on January 16, 2004. The Investment Advisory Agreement between WCM and the Investment Company with respect to the Select and Blue Chip Funds was also approved by shareholders pursuant to the vote of a majority of the outstanding shares (as defined in the 1940 Act) of each such Fund on January 16, 2004. Each Investment Advisory Agreement will continue from year to year with respect to a Fund provided such continuance is specifically approved at least annually, (a) by the vote of the outstanding shares of a Fund or by the Directors of the Investment Company, and (b) by the vote of a majority of the Directors of the Investment Company who are not parties to the Investment Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically if assigned (as defined in the 1940 Act) and is terminable at any time without penalty by the Directors of the Investment Company or, with respect to a Fund, by vote of a majority of the outstanding shares of that Fund (as defined in the 1940 Act) on 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Investment Company.

         The Board of Directors of the Investment Company, including a majority of directors who are not "interested persons" (as defined in the 1940 Act) of the Funds or TIM, approved the Investment Advisory Agreement for the Growth and Bond Funds on October 24, 2003. The Board considered the services provided to the Growth and Bond Funds by TIM; TIM's qualifications and experience; the management fees and expense ratios of such Funds and in relation to those of comparable mutual funds; the performance of such Funds in general and in comparison to other investment companies with similar investment objectives over comparable periods; the extent of profits expected to be derived by TIM under the Investment Advisory Agreement and the possible benefits to TIM apart from the cash compensation received; and the availability, cost and value of alternative sources of such services. The Board received a report from Lipper Inc. ranking the performance of the Growth and Bond Funds and their management fees, total expenses, performance, brokerage commissions and portfolio turnover against other comparable funds. The Board considered that TIM's staff of analysts and portfolio managers is adequate and qualified to provide the functions required under the Investment Advisory Agreement. The Board also considered that TIM will absorb all distribution, marketing and advertising expenses for the Growth and Bond Funds.

         Regarding approval of the Investment Advisory Agreement for the Growth Fund, the Board specifically considered the facts that the management fees paid to TIM are slightly higher than the median of comparable funds, that the Fund's expense ratio has declined over the past five years primarily because the Fund has grown in size, and that the Fund's performance has been significantly better than its peers over the three-, five- and ten-year periods. The Board concluded that the strong performance of the Growth Fund outweighed the fact that the Growth Fund's management fees and total expenses are higher than those of comparable funds, and justified the Investment Advisory Agreement.

         Regarding approval of the Investment Advisory Agreement for the Bond Fund, the Board specifically considered the facts that the management fees paid to TIM are somewhat higher than the median of comparable funds, that the Fund's expense ratio has declined significantly over the past five years and are near the median expense ratio of comparable funds and that the Fund's performance for the 12 months ended September 30, 2003 ranked in the top 2% of its peers. The Board also considered the lack of viable alternative sources of advisory services to the Bond Fund given its relatively small size. The Board concluded that TIM's continued commitment to waive fees and/or reimburse expenses so that the Bond Fund's expense ratio does not exceed 0.80% justified the Investment Advisory Agreement.

         The Board of Directors of the Investment Company, including a majority of directors who are not "interested persons" (as defined in the 1940 Act) or the Funds or WCM, approved the Investment Advisory Agreement for the Select and Blue Chip Funds on October 24, 2003. The Board considered the services provided to the Select and Blue Chip Funds by WCM; WCM's qualifications and experience; the management fees and expense ratios of such Funds and in relation to those of comparable mutual funds; the performance of such Funds in general and in comparison to other investment companies with similar objectives over comparable periods; the extent of profits derived by WCM under the Investment Advisory Agreement and the possible benefits to WCM apart from cash compensation received; and the availability, cost and value of alternative services of such services. The Board received a report from Lipper Inc. ranking the performance of the Select and Blue Chip Funds and their management fees, total expenses, performance, brokerage commission and portfolio turnover against other comparable funds. The Board considered that WCM's staff of analysts and portfolio managers is adequate and qualified to provide the functions required under the Investment Advisory Agreement. The Board also considered that WCM will absorb all distribution, marketing and advertising expenses for the Select and Blue Chip Funds.

         Regarding approval of the Investment Advisory Agreement for the Select Fund, the Board specifically considered the qualifications of WCM's portfolio managers who make investment decisions for the Fund, the fact that the management fees payable to WCM are consistent with those paid by other comparable funds, and WCM's binding commitment to waive fees and/or reimburse expenses so that the Fund's expense ratio does not exceed 1.30%.

         Regarding approval of the Investment Advisory Agreement for the Blue Chip Fund, the Board specifically considered the qualifications of WCM's portfolio managers who will be making investment decisions for the Fund, the fact that the management fees payable to WCM are consistent with those paid by other comparable funds, and WCM's binding commitment to waive fees and/or reimburse expenses so that the Fund's expense ratio does not exceed 1.20%.

ADMINISTRATOR

         Under an Administrative and Accounting Services Agreement with the Funds, TIM Holdings, Inc. (an affiliate of TIM) provides administrative and accounting services to all of the Funds. The administrative obligations include:
(a) providing supervision of all aspects of each Fund's non-investment operations, such as custody of the Fund's assets, shareholder servicing and legal and audit services (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to the Funds' agreements with their custodian and shareholder servicing agent), (b) providing each Fund, to the extent not provided pursuant to such agreements or the agreement with the Funds' accounting services agent, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation of each Fund's tax returns, reports to shareholders, periodic updating of the Prospectus and this Statement of Additional Information, and reports filed with the SEC and other regulatory authorities, all at the expense of the Fund, (d) providing each Fund, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services in Madison, Wisconsin, and (e) maintaining all of the records of each Fund other than those maintained pursuant to such agreements. The accounting service obligations include maintaining and keeping current certain accounts and financial records of each Fund, preparing the financial statements of each Fund as required by the 1940 Act and calculating the net asset value per share of each Fund on a daily basis.

         Until January 2004, WCM provided these services to all of the Funds.

         The annual fees to be paid by each of the Funds to TIM Holdings, Inc. under the Administrative and Accounting Services Agreement are calculated as follows: 0.15% of the first $30 million of the Fund's average daily net assets; 0.10% of the next $70 million; and 0.025% of average daily net assets in excess of $100 million. The annual fee is subject to a $30,000 minimum per Fund.

         The following table sets forth the fees earned by WCM for the past three fiscal years for accounting services it provided to, and the expenses it assumed for, the Funds under an accounting services agreement:

                   FEES EARNED BY WCM FOR ACCOUNTING SERVICES

                                        FOR THE YEARS ENDED NOVEMBER 30,
                                  -------------------------------------------
                                      2003            2002           2001
                                      ----            ----           ----
Thompson Plumb Growth Fund        $245,336        $222,755        $123,091
Thompson Plumb Select Fund        $ 30,448        $ 29,753(1)          N/A(1)
Thompson Plumb Blue Chip Fund     $ 29,999        $ 10,111             N/A(2)
Thompson Plumb Bond Fund          $ 52,984        $ 47,603        $ 34,435
                                  --------        --------        --------
TOTAL                             $358,767        $310,222        $157,526
                                  ========        ========        ========

-----------------------
(1)      The Thompson Plumb Select Fund commenced operations on December 1,
         2001.

(2) The Thompson Plumb Blue Chip Fund commenced operations on August 1, 2002. The information is not annualized.

EXPENSES

         The Funds are responsible for the payment of their own expenses. Such expenses include, without limitation: the fees payable to the Advisors; the fees and expenses of the Funds' custodian and transfer and dividend disbursing agent; the cost of stock certificates; association membership dues; any portfolio losses; filing fees for the registration or qualification of Fund shares under federal or state securities laws; expenses of the organization of the Funds; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law; legal and auditing fees and expenses; expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Funds' existing shareholders and regulatory authorities; compensation and expenses of the Funds' Directors; and extraordinary expenses incurred by the Funds. The Advisor will bear the expense of printing and distributing prospectuses to prospective shareholders.

         WCM has agreed to reimburse each of the Select and Blue Chip Funds for all expenses such Fund incurs from April 1, 2003 through March 31, 2005 in excess of 1.30% and 1.20%, respectively, of its average daily net assets.

TRANSFER AND DIVIDEND DISBURSING AGENT

         U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, is the transfer and dividend disbursing agent for the Funds.

CUSTODIAN

         U.S. Bank, National Association, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, is the custodian of the Funds' portfolio securities and cash.

COUNSEL AND INDEPENDENT ACCOUNTANTS

         Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as general counsel to the Funds.

         PricewaterhouseCoopers LLP, independent accountants, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as independent accountants for the Funds.

                                  DISTRIBUTION

         Quasar Distributors, LLC (the "Distributor"), 615 East Michigan Street, Milwaukee, Wisconsin, is principal underwriter and distributor of shares of the Funds. The Distributor sells the shares on a best efforts basis pursuant to Distribution Agreements among the Investment Company, the Advisor and the Distributor. One Distribution Agreement relates to the Growth and Bond Funds, and another Distribution Agreement relates to the Select and Blue Chip Funds. Each Distribution Agreement was approved by the Board of Directors of the Investment Company, including a majority of directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Company, the Advisor of the Distributor.

         Under the Distribution Agreements, the Distributor is available to receive orders, make the Funds' shares available for sale and redemption through the NSCC's Fund/SERV system and to cooperate with the Investment Company on the development of advertisements and sales literature relating to the Funds. The Distributor, at its sole discretion, may repurchase shares offered for sale by Fund shareholders and enter into agreements with qualified broker-dealers who are interested in selling shares of the Funds. The Investment Company has agreed to indemnify the Distributor for claims, liabilities, losses, damages and expenses arising out of or based upon an untrue statement of a material fact contained in the Funds' registration statement, prospectus (including the statement of additional information), annual or interim report, advertisement or sales literature or an omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of or based upon the Investment Company's failure to comply with the Distribution Agreements or applicable law. The Distributor has agreed to indemnify the Investment Company for claims, liabilities, losses, damages and expenses arising out of or based upon the Distributor's failure to comply with the terms of the Distribution Agreements or applicable law or the Distributor's willful or negligent acts or omissions.

         Because the Investment Company has not adopted a distribution plan for the Funds, it cannot compensate the Distributor for the services its provides under the Distribution Agreements. Instead, the Advisors are responsible for paying the Distributor's fees under the Distribution Agreements. Such fees are payable monthly at an annual rate equal to .0025% of the net asset value of the Funds, subject to a minimum annual fee of $45,000.

         Each Distribution Agreement continues for a period of two years from its effective date and thereafter will continue for successive one-year periods so long as such continuance is approved at least annually by the Investment Company Board of directors, including a majority of directors who are not "interested persons" of the Investment Company, the Adviser or the Distributor. Each Distribution Agreement may be terminated, upon at least 60 days written notice, by either the Investment Company or the Distributor, and will automatically terminate in the event of its assignment.

         The Advisors pay, out of their own resources, amounts to broker-dealers and other intermediaries for various shareholder, account maintenance and other services they provide to the Funds. Such services usually include maintaining aggregated or omnibus accounts through which the clients, plan participants and beneficial holders of such broker-dealers and intermediaries invest in the Funds, forwarding copies of Fund prospectuses, reports, proxy materials and other communications to their clients, plan participants and other beneficial holders, and responding to questions about Fund purchases, redemptions, exchanges and the like. The payments made by the Advisors under these shareholder servicing arrangements are generally expressed as a percentage of the aggregate net assets of the accounts in the Funds for which such broker-dealers and intermediaries are responsible. The Funds reimburse the Advisors for a portion of the amounts paid by the Advisors under these arrangements. The amount reimbursed is equal to 0.10% of the average annual net assets of the omnibus accounts in the Funds for which the broker-dealers and other intermediaries are responsible. That percentage has been determined by the Board of Directors of the Investment Company to approximate the transfer agency fees that would otherwise have been payable by the Funds if such broker-dealers and intermediaries did not maintain these omnibus accounts. For the fiscal year ended November 30, 2003, the amounts reimbursed by the Funds to WCM were $147,514.24.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Advisors are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, where applicable. Purchases and sales of securities on a national securities exchange are effected through brokers who charge a negotiated commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing purchase and sale orders for portfolio securities for the Funds, it is the policy of the Advisors to seek the best net price and the most favorable execution in light of the overall quality of brokerage and research services provided. In addition, the Advisors may place orders for portfolio transactions with brokers who recommend the purchase of shares of the Funds to clients if the Advisors believe that such brokers' commissions or dealer spreads, quality of execution and the overall quality of brokerage and research services are comparable to those of other brokers. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best net price and the most favorable execution involves a number of largely judgmental considerations. Among these are the Advisors' evaluation of the broker's efficiency in executing and clearing transactions and the broker's financial strength and stability. The best net price takes into account the brokerage commission or dealer spread involved in purchasing the securities. Transactions in the securities of small companies may involve specialized services on the part of the broker and thereby entail higher commissions or spreads than would be paid in transactions involving more widely traded securities.

         In selecting brokers to effect portfolio transactions for the Funds, the Advisors also take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, access to computerized data bases and the software for analyzing such data bases, and the availability of the brokerage firm's analysts for consultation. Where computer software serves functions other than assisting the Advisors in the investment decision-making process (e.g., recordkeeping), the Advisors make a reasonable allocation of the cost of the software to such other functions and bear such part of the cost themselves. While the Advisors believe such information and services have substantial value, the Advisors consider them supplemental to their own efforts in the performance of their duties under the Investment Advisory Agreements. Other clients of the Advisors may benefit from the availability of these services to the Advisors, and the Funds may benefit from services available to the Advisors as a result of transactions for other clients. The Investment Advisory Agreements provide that the Advisors, in placing orders for portfolio securities, are entitled to rely upon Section 28(e) of the Securities Exchange Act of 1934. Such section generally permits the

Advisors to cause the Funds to pay a broker or dealer, who provides brokerage and research services to the Advisors, an amount of commission for effecting a securities transaction in excess of the amount another broker or dealer would have charged for effecting the transaction; provided the Advisors determine in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker or dealer viewed in terms of either the particular transaction or the Advisors' overall responsibilities with respect to the Funds and the other accounts as to which the Advisors exercise investment discretion.

         The Advisors may direct portfolio transactions for the Funds to Fidelity Capital Markets, BNY Brokerage Services, Yamner & Co. and other broker-dealers under agreements in which a portion of the commissions paid to such broker-dealers by a Fund are returned to that Fund and used to pay that Fund's expenses. There are no minimum levels of brokerage commissions that must be earned under these directed brokerage arrangements. The allocation of transactions to such broker-dealers will be made only if it is consistent with "best execution."

         On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as the Advisor's other customers (including any other fund or other investment company or advisory account for which the Advisor acts as investment advisor), each Investment Advisory Agreement provides that the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the size of the position obtainable for a Fund.

         The following table sets forth the aggregate brokerage commissions paid by each Fund for the past three fiscal years:

                     BROKERAGE COMMISSIONS PAID BY THE FUNDS

                                         FOR THE YEARS ENDED NOVEMBER 30,
                                  --------------------------------------------
                                        2003           2002           2001
                                        ----           ----           ----
Thompson Plumb Growth Fund        $1,226,679     $2,147,902     $  583,954
Thompson Plumb Select Fund        $   50,342     $  114,819            N/A(1)
Thompson Plumb Blue Chip Fund     $   24,800     $   15,388(2)         N/A(2)
Thompson Plumb Bond Fund          $    3,014     $        0     $        0
                                  ----------     ----------     ----------
TOTAL                             $1,304,835     $2,278,109     $  583,954
                                  ==========     ==========     ==========

-----------------------
(1)      The Thompson Plumb Select Fund commenced operations on December 1,
         2001.

(2) The Thompson Plumb Blue Chip Fund commenced operations on August 1, 2002. The information is not annualized.

         During the past three fiscal years, the Funds did not pay any brokerage commissions to any affiliated persons of the Funds, the Advisors or the Distributor, or to any affiliates of such affiliated persons.

         The following table sets forth, for the fiscal year ended November 30, 2003, the aggregate amount of portfolio securities transactions executed for the Funds by broker-dealers who provided research services to the

Funds or with which the Funds had directed brokerage arrangements, and the commissions paid to such broker-dealers.

                AGGREGATE DIRECTED PORTFOLIO TRANSACTIONS  BROKERAGE COMMISSIONS
                -----------------------------------------  ---------------------
Growth Fund                    $357,685,664                      $  1,222,329
Select Fund                    $ 20,986,257                      $     46,092
Blue Chip Fund                 $ 11,259,696                      $     24,800
Bond Fund                      $  1,131,902                      $      1,764

         As of November 30, 2003, no Fund owned any securities of its "regular broker-dealer" (as defined in Rule 10b-1 under the 1940 Act) or of their parents, except as set forth in the table below.

                                        ISSUER                                            VALUE AT
                               (REGULAR BROKER-DEALER)                SECURITY       NOVEMBER 30, 2003
                               -----------------------                --------       -----------------
Growth Fund        Prudential Financial (Prudential Securities)     Common Stock         $5,866,500
                   Instinet Group (Lynch Jones & Ryan)              Common Stock         $1,929,600
Blue Chip Fund     Prudential Financial (Prudential Securities)     Common Stock         $  305,760
                   Alliance Capital Management                      Common Stock         $   96,600
                   (Sanford Bernstein)

                                PERFORMANCE DATA

GENERAL

         From time to time, the Funds may advertise yield and total return for various periods of investment. Such information will always include uniform performance calculations based on standardized methods established by the Securities and Exchange Commission, and may also include other total return information. Yield is based on historical earnings and total return is based on historical calculated earnings; neither is intended to indicate future performance. Performance information should be considered in light of the particular Fund's investment objectives and policies, characteristics and quality of its portfolio securities in the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors, in addition to differences in the methods used in calculating performance information, when comparing a particular Fund's performance to the performance data established for alternative investments.

AVERAGE ANNUAL TOTAL RETURN

         A Fund's standardized annual total return is computed by finding the average annual compounded rates of return over the one-, five- and ten-year periods (or for the periods the Fund has been in operation) that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                        n
                                  P(1+T) = ERV

         WHERE:

         T = average annual total return;
         n = number of years and portion of a year;

         ERV = ending redeemable value (of the hypothetical $1,000 payment) at the end of the 1, 5 and 10-year periods, or fractional portion thereof, after deduction of all non-recurring charges to be deducted, assuming redemption at the end of the period; and
         P   = $1,000 (the hypothetical initial payment).

         The average annual total returns for the Funds for the one-, five- and ten-year periods, or, if less, from commencement of operations through November 30, 2003 are as follows:

                                                   10 YEARS, OR, IF LESS,
                                                      FROM COMMENCEMENT
                            1 YEAR     5 YEARS          OF OPERATIONS
                            ------     -------          -------------
Growth Fund                 13.28%      10.25%             15.77%
Select Fund (12/1/01)       20.69%        N/A               3.66%
Blue Chip Fund (8/1/02)     13.74%        N/A              13.45%
Bond Fund                   13.75%       5.85%              5.82%

CURRENT YIELD

         Current yield quotations for the Funds are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                        a-b      6
                            YIELD = 2[(----- + 1) - 1
                                         cd

         WHERE:

         a = dividends and interest earned during the period;
         b = expenses accrued for the period (net of reimbursements);
         c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

         For purposes of this calculation, income earned on debt obligations is determined by applying a calculated yield-to-maturity percentage to the obligations held during the period. Interest earned on mortgage backed securities will be calculated using the coupon rate and principal amount after adjustment for a monthly paydown. Income earned on equity securities is determined by using the stated annual dividend rate applied over the performance period. Because the investment objectives of the Growth and Balanced Funds do not relate solely to current income, these Funds will not typically advertise yield.

         The yield for the Bond Fund for the 30-day period ended November 30, 2003 was 1.23%. When advertising yield, the Bond Fund will not advertise a one-month or a 30-day period which ends more than 45 days before the date on which the advertisement is published.

         The performance data for the Funds is based on historical results and is not intended to indicate future performance. Each Fund's total return will vary based on market conditions, Fund expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption.

OTHER PERFORMANCE INFORMATION

         Each Fund may from time to time advertise its comparative performance as measured by various independent sources, including, without limitation, LIPPER INC., BARRON'S, THE WALL STREET JOURNAL, THE NEW YORK TIMES, U.S.A. TODAY, WEISENBERGER INVESTMENT COMPANIES SERVICE, CONSUMER REPORTS, TIME, NEWSWEEK, U.S. NEWS AND WORLD REPORT, BUSINESS WEEK, FINANCIAL WORLD, U.S. NEWS AND WORLD REPORTS, MILWAUKEE JOURNAL SENTINEL, WISCONSIN STATE JOURNAL, FORBES, FORTUNE, MONEY, MORNINGSTAR PUBLICATIONS, STANDARD & POOR'S/LIPPER MUTUAL FUND PROFILES and THE INDIVIDUAL INVESTOR'S GUIDE TO NO-LOAD MUTUAL FUNDS. A Fund may also note its mention in, or inclusion in lists or rankings prepared or published by, such independent sources and other newspapers, magazines and media from time to time. However, the investment company assumes no responsibility for the accuracy of such information. In addition, each Fund may from time to time advertise its performance relative to certain other mutual funds or groups of funds, indices and benchmark investments, including, without limitation, the Value Line Index, Lipper Multi-Cap Core Equity Funds Average, Lipper Capital Appreciation Fund Average, Lipper Growth Funds Average, Lipper Value Funds Average, Lipper Multi-Cap Value Funds Average, Lipper General Equity Funds Average, Lipper Equity Funds Average, Morningstar Growth Average, Morningstar Equity Fund Average, Morningstar Hybrid Average, Morningstar All Equity Funds Average, Lipper Balanced Funds Index, Lipper Balanced Funds Average, Morningstar General Equity Average, Dow Jones Industrial Average, New York Stock Exchange Composite Index, American Stock Exchange Composite Index, Standard & Poor's 500 Stock Index, Russell 2000 Small Stock Index, Russell Mid-Cap Stock Index, Russell 2500 Index, Standard & Poor's 400 Industrials, Standard & Poor's 100, Wilshire 5000, Wilshire 4500, Wilshire 4000, Lehman Brothers Intermediate Government/Credit Bond Index, Nasdaq Industrials, Nasdaq-OTC Price Index and Consumer Price Index.

         Each Fund may advertise its rankings as published by Lipper in its categories or sub-categories, as well as its rating by Morningstar, Inc. The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by Lipper and Morningstar. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a Fund's risk (which is a function of the Fund's monthly returns less the three-month Treasury bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, then next 35% labeled three star, the next 22.5% labeled two star and bottom 10% rated one star. A high rating reflects either above-average returns or below-average risks, or both.

                                      TAXES

         Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the "Code"), and to take all other action required so that no federal income tax will be payable by the Fund itself. In order to qualify as a regulated investment company, each Fund must satisfy a number of requirements. If a Fund were to fail to qualify as a regulated investment company under the Code, it would be treated as a regular corporation whose net taxable income (including taxable dividends and net capital gains) would be subject to income tax at the corporate level, and distributions to shareholders would be subject to a second tax at the shareholder level.

         The dividends received deduction available to a corporate shareholder with respect to certain ordinary income distributions from a Fund may be reduced below 70% if the shareholder has incurred any indebtedness directly attributable to its investment in Fund shares.

         Any ordinary income or capital gain distribution will reduce the net asset value of Fund shares by the amount of the distribution. Although such a distribution thus resembles a return of capital if received shortly after the purchase of shares, it generally will be taxable to shareholders.

         All or part of any loss that a shareholder realizes on a redemption of shares will be disallowed if the shareholder purchases other shares of the same Fund (including by the automatic reinvestment of Fund distributions in additional Fund shares) within 30 days before or after the redemption.

         Each Fund will be subject to a nondeductible 4% excise tax if it fails to meet certain requirements with respect to distributions of net ordinary income and capital gain net income. It is anticipated that this provision will not materially affect the Funds or their shareholders. Dividends declared in October, November or December to shareholders on a date in any such month and paid during January of the following year will be treated as received by the shareholders on December 31 of the year declared.

         Dividends and other distributions paid to individuals and other non-exempt persons are subject to a 30% backup federal withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if a Fund is notified that the shareholder has under reported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the social security number. A shareholder may furnish the Transfer Agent with such number and the required certifications by completing and sending the Transfer Agent either the account application form accompanying the Prospectus or an IRS Form W-9.

         The foregoing discussion of tax consequences is based on federal tax laws and regulations in effect on the date of this Statement of Additional Information, which are subject to change by legislative or administrative action.

                       CAPITAL STOCK AND OTHER SECURITIES

GENERAL

         The authorized capital stock of the Investment Company consists of an indefinite number of shares of Common Stock, $.001 par value per share. The shares of Common Stock are presently divided into four series, each of which has an indefinite number of authorized shares: the Growth Fund, the Select Fund, the Blue Chip Fund, and the Bond Fund. The Board of Directors may authorize the issuance of additional series of Common Stock (funds).

         Each share of Common Stock has one vote and, when issued and paid for in accordance with the terms of the Prospectus, will be fully paid and nonassessable, except that shareholders are subject to personal liability under
Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as judicially interpreted, for debts owing to employees of the Funds for services performed, but not exceeding six months' service in any one case. The Funds currently have no employees and do not intend to have employees in the future. Shares of Common Stock are redeemable at net asset value, at the option of the shareholder. Shares of Common Stock have no preemptive, subscription, conversion or accumulative voting rights and are freely transferable. Shares of Common Stock can be issued as full shares or fractions of shares.

         Shareholders have the right to vote on the election of the directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law or the Investment Company's Articles of Incorporation or Bylaws. Shareholders of each Fund vote together to elect a single Board of Directors of the

Investment Company and on other matters affecting the entire Investment Company, with each share entitled to a single vote. On matters affecting only one Fund, only the shareholders of that Fund are entitled to vote. On matters relating to all Funds, but affecting individual Funds differently (such as a new investment advisory agreement), separate votes by shareholders of each Fund are required. The Investment Company's Articles of Incorporation do not require the holding of annual meetings of shareholders. However, special meetings of shareholders may be called (and, at the request of shareholders holding 10% or more of the Funds' outstanding shares must be called) for purposes such as electing or removing directors, changing fundamental policies or approving investment advisory contracts.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF FUND SHARES

         The following table sets forth the names, addresses and percentage ownership of each person who owns of record or is known to management to own beneficially 5% or more of a Fund's outstanding shares as of January 1, 2004. Other than those named below, no person controls any Fund.

RECORD OR BENEFICIAL OWNER                                  PERCENTAGE OWNERSHIP
--------------------------                                  --------------------

GROWTH FUND:

         Charles Schwab (record)                                  28.12%
         101 Montgomery Street
         San Francisco, CA  94104-4122

         National Financial Services (record)                     14.65%
         1 World Financial Center
         200 Liberty Street, 5th Floor
         New York, NY  10281-5500

         All officers and directors of the                         0.59%
         Investment Company as a group

SELECT FUND:

         Thompson Plumb Trust Co. (record)                        19.48%
         1200 John Q. Hammons Drive
         Madison, WI  53717

         Charles Schwab (record)                                  12.93%
         101 Montgomery Street
         San Francisco, CA  94104-4122

         All officers and directors of the                         2.82%
         Investment Company as a group

BLUE CHIP FUND:

         Thompson Plumb Trust Co. (record)                        37.75%
         1200 John Q. Hammons Drive
         Madison, WI  53717

         Charles Schwab (record)                                  26.64%
         101 Montgomery Street
         San Francisco, CA 94104-4122

         All officers and directors of the                         4.00%
         Investment Company as a group

RECORD OR BENEFICIAL OWNER                                  PERCENTAGE OWNERSHIP
--------------------------                                  --------------------

BOND FUND:

         Thompson Plumb Trust Co. (record)                        22.37%
         1200 John Q. Hammons Drive
         Madison, WI  53717

         Charles Schwab (record)                                  13.20%
         101 Montgomery Street
         San Francisco, CA  94104-4122

         Owen Ayres Profit Sharing Plan (beneficial)               9.19%
         c/o U.S. Bank, National Association
         P.O. Box 1787 Milwaukee, WI 53201-1787

         UW Platteville Foundation (beneficial)                    6.17%
         c/o U.S. Bank, National Association
         P.O. Box 1787 Milwaukee, WI 53201-1787

         Strand Associates Profit Sharing (beneficial)             5.92%
         c/o Fifth Third Bank
         P.O. Box 630074 Cincinnati, OH 45263-0074

         All officers and directors of the                         0.00%
         Investment Company as a group

                              FINANCIAL STATEMENTS

         The financial statements and related report of PricewaterhouseCoopers LLP, independent accountants, contained in the Annual Report to Shareholders for the fiscal year ended November 30, 2003 are incorporated herein by reference. The Annual Report to Shareholders and, when it becomes available, the Semi-Annual Report to Shareholders for the period ended May 31, 2004 may be obtained without charge by writing to Thompson Plumb Funds, Inc., P.O. Box 701, Milwaukee, Wisconsin 53202 or by calling 1-800-999-0887.

                                    EXHIBIT A

                           THOMPSON PLUMB FUNDS, INC.
                      PROXY VOTING POLICIES AND PROCEDURES
                          (ADOPTED AS OF JULY 28, 2003)

INTRODUCTION

         Thompson Plumb Funds, Inc. (the "Funds") has adopted these Proxy Voting Policies and Procedures pursuant Investment Company Act Release IC-25922 ("Disclosure of Proxy Voting Policies and Proxy Voting Records by Registered Management Investment Companies"). The Release, among other things, amended Items 13 and 22 of Form N-1A. New Item 13(f) requires each mutual fund to describe or include in its statement of additional information the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, including procedures that the fund uses when a vote presents a conflict between the interests of fund shareholders and those of the fund's investment adviser, principal underwriter or an affiliated person of the adviser or underwriter.

GENERAL POLICIES AND PROCEDURES

         The Funds are managed with one goal in mind: to maximize shareholder value consistent with the Funds' investment objectives and policies. The Funds buy, hold and sell securities in pursuit of this goal. The Funds also exercise their rights as shareholders, including their voting rights, in the companies in which they invest in furtherance of this goal. The Funds take their voting rights seriously as they believe such rights are significant assets of the Funds. How the Funds vote on matters submitted to them in their capacity as shareholders of companies in their portfolio can have an impact on shareholder value.

         The Funds typically invest in companies due, in part, to the strength, experience, quality and depth of their management. Management is entrusted with the day-to-day operations of a company, and a company's board of directors is responsible for long-range and other strategic planning decisions and corporate oversight. The Funds do not and cannot micromanage the companies in which they invest. While the Funds remain confident in the capabilities and motivations of a company's management (including its board of directors), the Funds will give considerable deference to the view of management with regard to matters submitted to a vote of shareholders. As a result, the Funds will frequently vote in a manner consistent with management's recommendations.

         The Funds believe sound corporate governance adds value to shareholders of companies. The Funds will generally support matters which promote the corporate governance objectives: accountability of a company's management and board of directors to its shareholders; close alignment of the interests of management with those of shareholders; protection of shareholder rights, including voting rights; and accurate, understandable and timely disclosure of material information about a company's operations and financial performance.

SPECIFIC MATTERS

         Specific matters of concern to the Funds include election of directors, equity-based compensation, corporate structure and shareholder rights, takeover deterrents and defense mechanisms, and social policy issues and shareholder proposals. Although the Funds do not have a policy of voting for or against any specific type of matter, the Funds will generally disfavor any matter that in its view is not in the best interests of a company's shareholders, particular their interest in the creation of value for their shares. The Funds will also not generally approve any matter that weakens the accountability of a company's management to shareholders, potentially skews the alignment of the interests of management with those of shareholders, abridges shareholder rights, deters legitimate change of control transactions or has the potential adverse economic effect on a company. The Funds will also vote against management's nominees for election as directors and other management recommendations if the Funds believe that management, including the board of directors, are failing to serve the best interests of their companies' stockholders.

         Election of Directors. The Funds support a board of directors consisting of a majority of independent directors. The Funds also support the annual election of the entire board of directors. The Funds will generally resist efforts to create a staggered or classified board. The Funds will consider supporting attempts to de-classify existing Boards. The Funds also generally favor cumulative voting in the election of directors because it increases the shareholders' rights to effect change in the management of a company. However, other protections, such as a nominating committee comprised entirely of independent directors and a board consisting of a majority of independent directors, may make cumulative voting less important. The Funds also support the ability of shareholders to remove directors with or without cause and to fill vacancies on the board. In voting to elect or withhold support for a nominee to a company's board, the Funds will consider the experience and likely contribution of the nominee to the board and any committees of the board and his or her knowledge of the company and its industry.

         Ratification of Independent Accountants. In considering whether to ratify the selection of independent accountants, the Funds will take into account the reputation of the accounting firm and the services it has or can provide to the company, and any other relationships it may have with the company, the company's board or its audit committee.

         Equity-Based Compensation. The Funds believe that properly designed equity-based compensation plans, including stock option and purchase plans, effectively align the interests of shareholders with those of management and key employees. The Funds believe that equity-based compensation should be specifically tailored to achieve identifiable performance objectives and would tend to vote against broad omnibus stock option plans. The Funds are generally opposed to plans that substantially dilute their ownership interest in companies, provide participants with excessive awards or have other objectionable features and terms (such as de minimis exercise prices, automatic re-pricing features or the absence of vesting or holding period requirements).

         The Funds also believe that management, particularly a company's executive officers, should be fairly compensated and provided appropriate incentives to create value for shareholders. However, the Funds will generally not support, without a valid justification, compensation or severance pay which is considered to be excessive, or bonuses and other incentives that are not tied to the creation of shareholder value.

         Corporate Structure and Shareholder Rights. The Funds believe that shareholders generally should have voting power equal to their equity interest in a company and should be able to approve or reject matters by a simple majority vote. The Funds will generally support proposals to eliminate supermajority vote requirements and will generally vote against proposals to impose supermajority vote requirements. The Funds will also generally not support proposals for the creation of a separate class of common stock with greater or lesser voting rights. The Funds generally oppose proposals that eliminate or restrict the right of shareholders to call meetings or to take action by written consent in lieu of a meeting.

         Takeover Deterrents. The Funds believe that the shareholders of a company should have the right to determine whether a change in control transaction is in their best interests. Although the Funds believe that in many change in control transactions a company's management plays an important role in increasing shareholder value, the Funds are skeptical of shareholder rights plans (i.e., poison pills) that would require management's involvement in the process. Some poison pills are subject to shareholder vote, mandatory periodic review by independent directors, short-term sunset provisions and qualified/permitted offer provisions, and may be acceptable to the Funds.

         Proposals to increase the number of authorized shares of common stock or to create "blank check" preferred stock can also be used to deter takeover attempts that are not favored by management. However, additional authorized shares and blank check preferred stock are useful for legitimate financing needs. The Funds will therefore consider the likely uses and number of the additional authorized shares in determining how to vote on such proposals.

         Social Policy Issues and Shareholder Proposals. The Funds generally will not support shareholder proposals on social policy issues or on a company's business practices, unless the Funds believe such proposals may have a beneficial effect on the company's stock price. Shareholder proposals typically relate to ordinary business matters which are more properly the responsibility of the company's management and its board of directors.

DELEGATION OF PROXY VOTING; CONFLICTS OF INTEREST

         The Funds delegate their proxy voting decisions to the Funds' investment adviser, Thompson Plumb and Associates, Inc. (the "Adviser"). The portfolio manager(s) of each Fund (who are employees of the Adviser) decide on how votes should be cast by the Fund, given their knowledge of the companies in which the Fund is invested and practices common in the companies' relevant industries. The Adviser and portfolio manager(s) are required to cast vote on behalf of the Funds strictly in accordance with these Proxy Voting Policies and Procedures.

         Proxies of the Funds may be solicited by a company at times in which the Adviser or one of its affiliates has, or is seeking, a business relationships with such company or in which some other conflict of interest may be present. For example, the Adviser or an affiliate of the Adviser may manage the assets of an executive officer or a pension plan of the subject company, administer the subject company's employee benefit plan, or provide brokerage, investment, trust, consulting or other services to the subject company. Personal relationships may also exist between a representative of the Adviser and a representative of the company. By the same token, a conflict of interest may be present between the Adviser or one of its affiliates and other persons, whether or not associated with the subject company, who may have a stake in the outcome of the vote. Under these circumstances the Adviser may be inclined to vote in a certain way to avoid possible damage to the Adviser's (or affiliate's) relationship or potential relationship, which could be inconsistent with the Adviser's responsibility to the Funds and their shareholders.

         The Adviser will maintain a list of companies that present a potential conflict of interest with regard to the voting of proxies for the Funds. The portfolio managers of the Funds with authority to vote proxies for the Funds will refer to the list before voting proxies. If a proxy relates to a company on the list, the matter shall be forwarded to the Adviser's Proxy Review Committee and the President of the Adviser for further consideration. When the Adviser's Proxy Review Committee or the Adviser's President believes that a particular vote to be cast by the Adviser on behalf of the Funds presents a material conflict of interest, the Advisor should inform legal counsel to the Funds and explain the conflict. The Adviser will also be required to inform the Funds' Board of Directors of the conflict and seek guidance from the Board as to how the vote should be cast. The guidance provided by the Board of Directors, including a majority of the directors who are not "interested persons" of the Adviser, will be binding on the Adviser. Notwithstanding the above, the Board of Directors may establish a proxy voting committee, a majority of the members of which may not be "interested persons" of the Adviser, that will be authorized and directed to provide guidance to the Adviser on how to cast votes on behalf of the Fund if a material conflict of interest is present.

         The Adviser has formed an internal Proxy Review Committee to identify non-routine matters and proposals with potential to create conflicts of interest, and to otherwise implement these Proxy Voting Policies and Procedures. The Proxy Review Committee will consist of officers and/or employees of the Adviser and will always include its Chief Compliance Officer.

MISCELLANEOUS

         These Proxy Voting Policies and Procedures are guidelines to be followed by the Adviser who is delegated the responsibility for voting proxies on behalf of the Funds. They are not hard and fast rules. Each matter on which the Fund is entitled to vote will be considered on a case-by-case basis and votes will be cast in a manner believed in good faith to be in the best interest of the Fund and its shareholders.

         These Proxy Voting Policies and Procedures may be amended at any time by the Board of Directors of the Funds, including a majority of the directors who are not "interested persons" of the Adviser.

                                     PART C
                                OTHER INFORMATION

                                -----------------


ITEM 23. EXHIBITS.

         See Exhibit Index following the signature page to this Registration Statement, which Exhibit Index is incorporated herein by this reference.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         None.


ITEM 25. INDEMNIFICATION.

         Article V, Section 4 of the Registrant's Bylaws provides for indemnification under certain circumstances of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the Registrant. However, no person shall be indemnified by the Registrant against any liability to any of the Funds or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISORS.

Thompson Investment Management, LLC
-----------------------------------

         Thompson Investment Management, LLC is the investment advisor to the Growth and Bond Funds of the Registrant. Set forth below is a list of the directors and officers of Thompson Investment Management, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature of those directors and officers during the past two fiscal years.

                       POSITION WITH THOMPSON
NAME                 INVESTMENT MANAGEMENT, LLC     OTHER AFFILIATIONS
----                 --------------------------     ------------------

John W. Thompson             President              Chairman, Secretary and
                                                    Director of the Registrant;
                                                    President of Thompson, Plumb
                                                    & Associates, Inc. until
                                                    January 2004.

John C. Thompson             Vice President         Vice President of the
                                                    Registrant; Portfolio
                                                    Manager of Thompson, Plumb &
                                                    Associates, Inc. until
                                                    January 2004.

Roland C. Reinholtz          Vice President         Portfolio Manager of
                                                    Thompson, Plumb &
                                                    Associates, Inc. until
                                                    January 2004.

                       POSITION WITH THOMPSON
NAME                 INVESTMENT MANAGEMENT, LLC     OTHER AFFILIATIONS
----                 --------------------------     ------------------

Penny Hubbard        Vice President -               Vice President of Thompson,
                     Administrative Services        Plumb & Associates, Inc.
                                                    until January 2004.

Jason L. Stephens    Secretary                      Analyst at Thompson, Plumb &
                                                    Associates, Inc. until
                                                    January 2004.


Wisconsin Capital Management, Inc.
----------------------------------

         Wisconsin Capital Management, Inc. (formerly known as Thompson, Plumb & Associates, Inc. until February 2004) is the investment advisor to the Select and Blue Chip Funds of the Registrant. Set forth below is a list of the directors and officers of Wisconsin Capital Management, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature of those directors and officers during the past two fiscal years.

                       POSITION WITH WISCONSIN
NAME                   CAPITAL MANAGEMENT, INC.     OTHER AFFILIATIONS
----                   ------------------------     ------------------

Thomas G. Plumb        Chairman and Director        President, Treasurer and
                                                    Director of the Registrant;
                                                    President and Director of
                                                    Thompson Plumb Trust Company

David Duchow           Vice President               Vice President of the
                                                    Registrant

Tim O'Brien            Vice President               Vice President of the
                                                    Registrant

Clint A. Oppermann     Vice President               Vice President of the
                                                    Registrant

Connie Redman          Vice President and           None
                       Secretary

Paul F. Leone          General Counsel and          Vice President and Chief
                       Chief Compliance             Compliance Officer of the
                       Officer                      Registrant

Kathryn L. Norton      Vice President               Vice President of Thompson
                                                    Plumb Trust Company

ITEM 27. PRINCIPAL UNDERWRITERS.

         Quasar Distributors, LLC serves as the principal underwriter and distributor of shares of the Registrant's mutual fund series.

         (a) Set forth below is the name of each investment company (other than the Registrant) for which Quasar Distributors, LLC acts as a principal underwriter, depositor or investment adviser:

               Cullen Funds Trust
               Country Mutual Funds Trust
               The Hennessy Mutual Funds, Inc.
               The Hennessy Funds, Inc.
               Kit Cole Investment Trust
               Everest Funds
               Brandywine Advisors Fund
               Light Revolution Fund, Inc.
               The Jensen Portfolio
               First American Insurance Portfolios, Inc.
               The Lindner Funds
               AHA Investment Funds
               Wexford Trust, The Muhlenkamp Fund
               Mutuals.com, The Generation Wave Funds, VICE Fund
               First American Funds, Inc.
               First American Investment Funds, Inc.
               First American Strategy Funds, Inc.
               Zodiac Trust, Conning Money Market Portfolio
               CCMA Select Investment Trust
               CCM Advisors Funds
               Glenmede Fund, Inc.
               Fort Pitt Capital Funds
               Jacob Internet Fund
               The Teberg Fund
               Alpine Series Trust
               Alpine Equity Trust
               LKCM Funds
               Monetta Fund, Inc.
               Monetta Trust
               Kenwood Funds
               Thompson Plumb Funds, Inc.
               Alternative Investment Advisors, Alpha Strategies 1 Fund Blue & White Fund
               Al Frank Fund
               Dow Jones Islamic Index
               Optimum Q Funds
               Matrix Asset Advisor Value Fund, Inc.
               Brazos Mutual Funds
               Prudent Bear Mutual Funds
               Hollencrest (AST)
               Permanent Portfolio

               Guinness Atkinson Funds
               Buffalo Funds
               MP63 Fund
               NorCap Funds
               Alpine Income Trust
               Kirr Marback Partners Funds, Inc.
               Advisor Series Trust
               Brandes Investment Trust, Brandes Institutional International
                 Equity Fund
               Builders Fixed Income Fund, Inc.
               FFTW Funds, Inc.
               Harding Loevner Funds, Inc.
               Fremont Funds
               Masters' Select Funds
               The Osterweis Strategic Income Fund
               PIC Investment Trust Funds
               Professionally Managed Portfolios
               Rainier Funds
               SEIX Funds, Inc.
               TIFF Investment Program, Inc.
               TT International

         (b) Set forth below is a list of each manager, officer, director and member of Quasar Distributors, LLC and their positions and officers with Quasar Distributors, LLC and the Registrant.

                                                                   POSITIONS AND
NAME AND PRINCIPAL           POSITIONS AND OFFICES WITH            OFFICES WITH
BUSINESS ADDRESS                     UNDERWRITER                    REGISTRANT
----------------                     -----------                    ----------

James R. Schoenike           President, General Securities             None
615 East Michigan Street     Principal and Board Member
Milwaukee, WI  53202

Donna J. Berth               Treasurer                                 None
615 East Michigan Street
Milwaukee, WI  53202

Eric W. Falkeis              Financial Operations Principal            None
777 E. Wisconsin Avenue      and Board Member
Milwaukee, WI  53202

Teresa Cowan                 Chief Compliance Officer,                 None
615 East Michigan Street     General Securities Principal
Milwaukee, WI  53202         and Assistant Secretary

Joe Redwine                  Board Member                              None
615 East Michigan Street
Milwaukee, WI  53202

                                                                   POSITIONS AND
NAME AND PRINCIPAL           POSITIONS AND OFFICES WITH            OFFICES WITH
BUSINESS ADDRESS                     UNDERWRITER                    REGISTRANT
----------------                     -----------                    ----------

Robert Kern                  Board Member                              None
777 E. Wisconsin Avenue
Milwaukee, WI  53202

         (c) Quasar Distributors, LLC does not receive any commissions or other compensation from the Registrant. Thompson Investment Management, LLC, the investment advisor to the Registrant's Growth and Bond Funds, pays the compensation of Quasar Distributors, LLC with respect to the distribution of shares of those funds. Thompson, Plumb & Associates, Inc., the investment advisor to the Registrant's Select and Blue Chip Funds, pays the compensation of Quasar Distributors, LLC with respect to the distribution of shares of those funds.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

         The Amended and Restated Articles of Incorporation, Bylaws and minute book of the Registrant are in the physical possession of Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. Accounts, books, records and other documents required to be maintained under Section 31(a) relating to the number of shares of the Registrant's common stock held by each shareholder of record are in the physical possession of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of TIM Holdings, Inc., Thompson Investment Management, LLC, or Thompson, Plumb & Associates, Inc., 1200 John Q. Hammons Drive, Fifth Floor, Madison, Wisconsin 53717.


ITEM 29.  MANAGEMENT SERVICES.

         Not applicable.


ITEM 30.  UNDERTAKINGS.

         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of Wisconsin, on the 30th day of January, 2004.

                                                    THOMPSON PLUMB FUNDS, INC


                                                    By /S/ JOHN W. THOMPSON
                                                       -------------------------
                                                           JOHN W. THOMPSON
                                                           CHAIRMAN OF THE BOARD

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on this 30th day of January, 2004, by the following persons in the capacities indicated.



/S/          JOHN W. THOMPSON                  /S/      MARY ANN DEIBELE*
------------------------------------------     ---------------------------------
             JOHN W. THOMPSON                           MARY ANN DEIBELE
     DIRECTOR, CHAIRMAN AND SECRETARY                       DIRECTOR
      (PRINCIPAL EXECUTIVE OFFICER)


/S/            THOMAS G. PLUMB                 /S/       JOHN W. FELDT
------------------------------------------     ---------------------------------
               THOMAS G. PLUMB                           JOHN W. FELDT
      DIRECTOR, PRESIDENT AND TREASURER                     DIRECTOR
(PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER)


/S/          DONALD A. NICHOLS*
------------------------------------------
             DONALD A. NICHOLS
                  DIRECTOR

*By: /S/ JOHN W. THOMPSON
     -------------------------------------
             JOHN W. THOMPSON

  *   Pursuant to Power of Attorney
      DATED JANUARY 26, 1995

                           THOMPSON PLUMB FUNDS, INC.

                  ---------------------------------------------

                                  EXHIBIT INDEX
                                       TO
                       REGISTRATION STATEMENT ON FORM N-1A

                  ---------------------------------------------

EXHIBIT                                                         INCORPORATED HEREIN                               FILED
NUMBER                  DESCRIPTION                               BY REFERENCE TO                               HEREWITH
------                  -----------                               ---------------                               --------
(A)(1)     Registrant's Amended and Restated Articles           Post-Effective Amendment No. 12 to the
           of Incorporation.                                    Registrant's Registration Statement on
                                                                Form N-1A (Reg. No. 33-6418) (the
                                                                "Registration Statement").

(A)(2)     Articles of Amendment to Registrant's                Post-Effective Amendment No. 17 to the
           Amended and Restated Articles of                     Registration Statement
           Incorporation.

(A)(3)     Articles of Amendment to Registrant's                Post-Effective Amendment No. 19 to the
           Amended and Restated Articles of                     Registration Statement
           Incorporation

(A)(4)     Articles of Amendment to Registrant's                                                                   X
           Amended and Restated Articles of
           Incorporation

(B)        Registrant's Bylaws.                                 Post-Effective Amendment No. 13 to the
                                                                Registration Statement

(C)        None.

(D)(1)     Investment Advisory Agreement between                                                                   X
           Registrant and Thompson Investment
           Management, LLC for the Growth and Bond
           Funds.

(D)(2)     Investment Advisory Agreement between                                                                   X
           Registrant and Thompson, Plumb &
           Associates, Inc., for the Select and Blue
           Chip Funds

(E)        Distribution Agreement among Registrant,             Post-Effective Amendment No. 19 to the
           Thompson, Plumb & Associates, Inc. and               Registration Statement
           Quasar Distributors, LLC.

(F)        Not applicable.

EXHIBIT                                                         INCORPORATED HEREIN                               FILED
NUMBER                  DESCRIPTION                               BY REFERENCE TO                               HEREWITH
------                  -----------                               ---------------                               --------
(G)(1)     Custodian Agreement with Bank between                Post-Effective Amendment No. 12 to the
           Registrant and First Wisconsin Trust                 Registration Statement
           Company, as amended and restated as of
           February 7, 1992.

(G)(2)     Amendment to the Custodian Agreement.                Post-Effective Amendment No. 19 to the
                                                                Registration Statement

(H)(1)     Administrative and Accounting Services                                                                  X
           Agreement between Registrant and TIM
           Holdings, Inc.

(H)(2)     Shareholder Services Agreement between               Post-Effective Amendment No. 12 to the
           Registrant and Thompson, Unger & Plumb,              Registration Statement
           Inc., as amended and restated as of
           February 7, 1992.

(H)(3)     Operating Agreement between Registrant and           Post-Effective Amendment No. 12 to the
           Charles Schwab & Co., Inc. dated as of               Registration Statement
           January 15, 1997.

(H)(4)     Amendment to the Operating Agreement.                Post-Effective Amendment No. 19 to the
                                                                Registration Statement

(H)(5)     Confidentiality Agreement between                    Post-Effective Amendment No. 12 to the
           Registrant and Charles Schwab & Co., Inc.            Registration Statement
           dated as of January 15, 1997.

(H)(6)     Services Agreement between Registrant and            Post-Effective Amendment No. 12 to the
           Charles Schwab & Co., Inc. dated as of               Registration Statement
           January 15, 1997.

(H)(7)     Amendment to the Services Agreement.                 Post-Effective Amendment No. 19 to the
                                                                Registration Statement

(H)(8)     Distribution and Servicing Agreement                 Post-Effective Amendment No. 12 to the
           between Registrant and Portico Funds, Inc.           Registration Statement

(H)(9)     Servicing Agreement between Registrant and           Post-Effective  Amendment No. 13 to the
           Firstar Funds, Inc.                                  Registration Statement

(H)(10)    Amendment to the Servicing Agreement.                Post-Effective Amendment No. 19 to the
                                                                Registration Statement

(H)(11)    Loan Agreements dated as of November 15,             Post-Effective Amendment No. 19 to the
           2001 between Registrant (regarding its               Registration Statement
           various series) and Firstar Bank, N.A.

EXHIBIT                                                         INCORPORATED HEREIN                               FILED
NUMBER                  DESCRIPTION                               BY REFERENCE TO                               HEREWITH
------                  -----------                               ---------------                               --------
(H)(12)    Prospect Servicing Agreement between                 Post-Effective Amendment No. 17 to the
           Registrant, Thompson Plumb & Associates,             Registration Statement.
           Inc. and Firstar Mutual Fund Services,
           dated June 1, 2001.

(H)(13)    Administration Agreement between Registrant          Post-Effective Amendment No. 17 to the
           and Fidelity Brokerage Services LLC and              Registration Statement
           National Financial Services LLC, dated
           March 29, 2000.

(H)(14)    Fundvest - No Transaction Fee Agreement              Post-Effective Amendment No. 17 to the
           between Registrant and Pershing Division             Registration Statement
           of Donaldson, Lufkin & Jenrette Securities
           Corporation, dated February 20, 2001.

(H)(15)    Fund Party/Clearing Broker Agreement                 Post-Effective Amendment No. 17 to the
           between the Registrant and Goldman, Sachs            Registration Statement
           & Co., dated November 10, 2000.

(H)(16)    Expediter Mutual Fund Service Agreement              Post-Effective Amendment No. 17 to the
           between Registrant and SunGard Investment            Registration Statement
           Products Inc., dated August 27, 1999.

(H)(17)    Agreement between Registrant and American            Post-Effective Amendment No. 17 to the
           Express Financial Advisors, Inc., dated              Registration Statement
           October 11, 1999.

(H)(18)    Shareholder Service Agreement between                Post-Effective Amendment No. 17 to the
           Thompson, Plumb & Associates and First               Registration Statement
           Trust Corporation, dated April 3, 2001.

(H)(19)    Agreement for Use of Brokerage Commissions           Post-Effective Amendment No. 18 to the
           among Registrant, Thompson, Plumb &                  Registration Statement
           Associates, Inc. and National Financial
           Services, LLC

(H)(20)    Services Agreement between Thompson, Plumb           Post-Effective Amendment No. 19 to the
           & Associates, Inc. and Morgan Stanley DW             Registration Statement
           Inc.

(H)(21)    Services Agreement among Fidelity Brokerage          Post-Effective Amendment No. 21 to the
           Services LLC, National Financial Services            Registration Statement
           Corporation, U.S. Bancorp Fund Services,
           LLC and Quasar Distributors, LLC

(H)(22)    Shareholder Services Agreement between               Post-Effective Amendment No. 21 to the
           Thompson Plumb Funds, Inc., Thompson                 Registration Statement
           Plumb & Associates, Inc. and Thompson Plumb
           Trust Company

EXHIBIT                                                         INCORPORATED HEREIN                               FILED
NUMBER                  DESCRIPTION                               BY REFERENCE TO                               HEREWITH
------                  -----------                               ---------------                               --------
(H)(23)    Services Agreement among Wachovia Bank,              Post-Effective Amendment No. 21 to the
           U.S. Bancorp Fund Services, LLC, and                 Registration Statement
           Thompson Plumb & Associates, Inc.

(H)(24)    Participation Agreement between Salomon              Post-Effective Amendment No. 21 to the
           Smith Barney and Thompson Plumb &                    Registration Statement
           Associates, Inc.

(H)(25)    Form of Sales Agreement for use by Quasar            Post-Effective Amendment No. 21 to the
           Distributors, LLC with selected dealers              Registration Statement

(H)(26)    Reimbursement Agreement between Thompson             Post-Effective Amendment No. 21 to the
           Plumb Funds, Inc. and Thompson Plumb &               Registration Statement
           Associates, Inc.

(H)(27)    Fee Waiver and Expense Reimbursement                                                                    X
           Commitment Letter from Thompson Investment
           Management, LLC regarding expense ratio
           for the Bond Fund

(H)(28)    Fee Waiver and Expense Reimbursement                                                                    X
           Commitment Letter from Thompson, Plumb &
           Associates, Inc. regarding expense ratios
           for the Select and Blue Chip Funds

(I)        Opinion of Counsel.                                  Post-Effective Amendment No. 19 to the
                                                                Registration Statement

(J)(1)     Consent of Independent Accountants.                                                                     X

(J)(2)     Consent of Counsel.                                                                                     X

(K)        Not applicable.

(L)        Subscription Agreement between Registrant            Post-Effective Amendment No. 14 to the
           and Thompson, Unger & Plumb, Inc. (f/k/a             Registration Statement.
           FMI Capital Management, Inc.).

(M)        Not applicable.

(P)        Code of Ethics.                                      Post-Effective Amendment No. 15 to the
                                                                Registration Statement